                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement         [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                            SHOWSTAR ONLINE.COM INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title to each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)      Amount Previously Paid:

     ---------------------------------------------------------------------------
     (2)      Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------
     (3)      Filing Party:

     ---------------------------------------------------------------------------
     (4)      Date Filed:

     ---------------------------------------------------------------------------

                            SHOWSTAR ONLINE.COM INC.
                             70 WASHINGTON ST., #409
                            BROOKLYN, NEW YORK 10011

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 15, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Showstar Online.com, Inc., a Colorado corporation (the "Company"), will be held on Friday, September 15, 2000 at 10:00 a.m. local time at The Hotel International, 5621 - 196th S.W., Lynnwood, Washington, U.S.A. (the "Annual Meeting") for the purpose of considering and voting upon the following matters:

     1. To approve an amendment to the Company's Bylaws to increase the number of authorized directors and to provide for staggered terms for the Board by providing that the Directors be divided into three equal classes whose terms of office shall respectively expire at different times, but no such term to continue longer than three years.

     2. To elect five (5) Directors to the Company's Board of Directors, each to serve a staggered term as outlined in the proposed restructuring of the Board and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board of Directors intends to nominate the following individuals for election to the Board: John Punzo, Barry Forward, Louis Bianchi, Lloyd E. Dohner, and William Peterson.

     3. To approve an amendment to the Company's Articles of Incorporation to increase the authorized capital stock of the Company from 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock to 75,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock, and to provide authority to the Board of Directors to designate the rights and preferences of series of preferred stock.

     4. To approve a proposal to change the state of incorporation of the Company from Colorado to Washington, which proposal would also effect certain other changes in the Company's corporate charter documents and in the rights of shareholders.

     5. To approve the adoption of the Company's 2000 Stock Option Plan and to reserve 7,500,000 shares of the Company's Common Stock for issuance thereunder.

     6. To ratify the appointment of Cordovano & Harvey, P.C. as the Company's independent public accountants for the current fiscal year.

     7. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors is not aware of any other business to be transacted at the Annual Meeting.

     Shareholders should note that the proposed reincorporation of the Company in Washington is a transaction giving rise to shareholder dissenters' rights under Section 102 of the Colorado Corporation Code, Article 113, Title 7 of the Colorado Revised Statutes. Shareholders may be entitled to assert dissenters' rights thereunder. Accordingly, copies of the relevant provisions of the Colorado Corporation Code are provided to shareholders as an Exhibit to the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on August 25, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on August 25, 2000 shall be entitled to vote at the Annual Meeting or at any adjournments thereof.

     A copy of the Company's Annual Report to Shareholders (Form 10-KSB) for the year ended April 30, 2000, which contains consolidated financial statements and other information of interest to shareholders, accompanies this Notice and the enclosed Proxy Statement.

     All shareholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.


                                 By Order of the Board of Directors

                                 /s/ John Punzo

                                 JOHN PUNZO
                                 President and Chief Executive Officer

Seattle, Washington
August 15, 2000



      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

                            SHOWSTAR ONLINE.COM INC.
                             70 WASHINGTON ST., #409
                            BROOKLYN, NEW YORK 10011


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 15, 2000

GENERAL

The enclosed Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of SHOWSTAR ONLINE.COM INC. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on September 15, 2000 at 10:00 a.m. local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at The Hotel International, 5621 - 196th S.W., Lynnwood, Washington 98036. The Company's telephone number is (888) 616-9333.

The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-KSB (without exhibits) for the year ended April 30, 2000 are first being sent or given to shareholders entitled to vote at the Annual Meeting on or about August 31, 2000. The Company will, upon written request of any shareholder, furnish a copy of the Exhibits to its Annual Report on Form 10-KSB for the year ended April 30, 2000, as filed with the Securities and Exchange Commission. Please address all such requests to the Company at its administrative and technical operations office at 90-10551 Shellbridge Way, Richmond, B.C., V6X 2W9, Attention: Secretary.

RECORD DATE

Shareholders of record at the close of business on August 25, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 39,234,084 shares of the Company's Common Stock, no par value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted (i) FOR the amendment to the Company's Bylaws to increase the number of Directors and to provide for staggered terms for Directors; (ii) FOR the election of Directors as listed in this proxy statement; (iii) FOR the amendment to the Company's Articles of

Incorporation to increase the authorized capital stock of the Company; (iv) FOR the proposal described herein to reincorporate the Company in the State of Washington; (v) FOR the approval of the Company's 2000 Stock Option Plan; and
(vi) FOR the appointment of Cordovano & Harvey, P.C. as the Company's certified public accountants for the fiscal year. Each shareholder is entitled to one vote for each share of Common Stock held by him or her on all matters presented at the Annual Meeting. There are no shares of Preferred Stock outstanding. Shareholders do not have the right to cumulate their votes in the election of Directors.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders owning a majority of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, including the election of Directors. Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors, the proposed amendment of the Company's Bylaws and Articles of Incorporation, the adoption of the Stock Option Plan, the appointment of auditors, or on any other issues requiring approval of a majority of the votes cast.

Abstentions, however, may be specified on the proposal to reincorporate the Company in the State of Washington and will have the effect of a vote against such proposal. Brokerage firms who hold shares in "street name" for customers will not have authority to vote shares with respect to the proposal to reincorporate the Company in Washington; the failure of a broker to vote shares in the absence of instructions (a "broker non-vote") will have the effect of a vote against such proposal.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.


 TITLE OF CLASS
 --------------        NAME AND ADDRESS OF                     AMOUNT AND NATURE OF    PERCENT OF
                       BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP      CLASS
                       ----------------                        --------------------      -----
 Common Stock          Punzo Family Group (1)                      3,443,333(2)           8.60%

                       John Punzo                                  1,633,333(2,3)         4.08%
                       Surrey, B.C.

                       Barry Forward                                 855,000              2.13%
                       North Vancouver, B.C.

                       Louis Bianchi                                 280,000              0.70%
                       Kirkland, WA

                       Lloyd E. Dohner                                34,000              0.08%
                       Houston, Texas

                       William E. Peterson                            14,000              0.03%
                       Missouri City, Texas

                       Kenneth Linsner                               600,000(4)           1.50%
                       Sloatsburgh, NY

                       Abraham Joel                                  600,000(4)           1.50%
                       New York, NY

                       All Directors and Officers as a Group       4,916,333(2,3,4,5)    12.27%
                       (9 individuals)



(1) Various members of the Punzo family have agreed to invest in and to vote their shares of Showstar's Common Stock, owned directly and indirectly, as a group in order to influence control and direction of Showstar. Members of the group include John Punzo, Dean Punzo, Ernesto Punzo, Steve Punzo, Gino Punzo, Lynn Evans and Emma Piccolo. The amount shown excludes those shares held directly by Directors and Officers. The group beneficially owns, directly and indirectly, including restricted shares and options that become vested in the next 60 days, 5,076,666 shares of Company Common Stock, or 12.68 % of all outstanding Common Stock.

(2) Excludes shares beneficially owned by other members of the Punzo Family Group. Includes options for 400,000 shares that are currently exercisable or will become exercisable on or before September 30, 2000.

(3) Includes 400,000 restricted shares that become vested on or before September 30, 2000 and options on 400,000 shares that are or will become exercisable on or before September 30, 2000.

(4) Includes options on 100,000 shares that are or will become exercisable on or before September 30, 2000.

(5) Includes restricted shares that become vested in the next 60 days and options on 225,000 shares that are or will become exercisable on or before September 30, 2000 held by officers not listed above.

                                 PROPOSAL NO. 1
                     APPROVAL OF AN AMENDMENT TO THE BYLAWS

The Company's Board currently has five (5) members, each of whom holds office for a term of one year. The Company's Bylaws provide that the shareholders, by amendment to the Bylaws, may provide that the directors be divided into not more than four classes, as nearly equal in number as possible, whose terms of office shall respectively expire at different times, but no such term to continue longer than four years, and at least one-fifth (1/5) in number of the directors are to be elected annually.

The Board of Directors has approved, and is recommending to the Company's shareholders for approval at the Annual Meeting, an amendment to Article III,
Section 2 of the Company's Bylaws to increase the authorized number of Directors to not less than three (3) nor more than nine (9). The proposed amendment to the Bylaws also would provide for staggered terms for the Board of Directors by providing that the Directors be divided into three (3) equal classes whose terms of office shall respectively expire at different times, but no such term to continue longer than three (3) years. The Board of Directors would be divided into Class I, Class II and Class III Directors, and each class would have the same rights and privileges as the other classes. The initial Class I Directors would serve until the Annual Meeting of Shareholders to be held in 2001, the initial Class II Directors would serve until the Annual Meeting of Shareholders to be held in 2002, and the initial Class III Directors would serve until the Annual Meeting of Shareholders to be held in 2003, or until their respective successors are elected and/or appointed. The full text of the proposed amendment to the Company's Bylaws is set forth in EXHIBIT A hereto.

Providing for staggered terms for the Company's Board of Directors could discourage, or make more difficult, efforts to obtain control of the Company or to remove the incumbent Board of Directors, and may discourage unsolicited takeover attempts which might be desirable to shareholders. For example, a party attempting to obtain control of the Company by acquiring a majority of the outstanding shares of stock of the Company would be able to elect only two Directors each year, and it would take two years for that party to elect a majority of the Board of Directors. The Company is not aware of any pending or threatened efforts to acquire control of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE COMPANY'S BYLAWS.



                                 PROPOSAL NO. 2
                              ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Bylaws currently provide for a Board of Directors of not less than three (3) nor more than seven (7) members. The Company's Board currently has five (5) members. The Company's management recommends the five (5) nominees for Director listed below. Each of the nominees has indicated his willingness to serve if elected. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the five (5) nominees recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

The term of office of each person elected as a Director will continue for the applicable term of such Director's class, or until his successor has been duly elected and qualified. In the event the Reincorporation Proposal is approved, the nominees named below will serve as the Directors of the Washington corporation that will be the surviving corporation as a result of the merger (see "Proposal No. 4: Reincorporation of the Company in Washington").

In the event Proposal No. 1 providing for three classes of Directors is not approved, all Directors elected at this Annual Meeting shall serve for one-year terms ending at the Annual Meeting of Shareholders to be held in 2001.

The following table indicates the name of each nominee/director, the Director's class, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director of the Company, if such person has previously served on the Company's Board of Directors.


NAME OF NOMINEE                     AGE        CURRENT POSITION/                      DIRECTOR
                                               OFFICE                                   SINCE
-----------------------------------------------------------------------------------------------
John Punzo                          45         Chairman of the Board, President         1999
Class III (term expires in 2003)               and Chief Executive Officer

Barry Forward                       41         Director, Secretary                      1998
Class III (term expires in 2003)

Louis Bianchi                       51         Director, President ALS Sportswear       2000
Class II (term expires in 2002)

Lloyd E. Dohner                     5          L.E. Dohner & Co. Inc. - Consultant      2000
Class II (term expires in 2002)

William E. Peterson                 49         Consultant                               2000
Class I (term expires in 2001)




JOHN PUNZO, DIRECTOR (CHAIRMAN), PRESIDENT & CHIEF EXECUTIVE OFFICER

     Mr. Punzo has been Showstar's President and Chief Executive Officer since January 7, 1999. Since 1981, he has been a businessman and entrepreneur, launching and operating several businesses, including a successful restaurant operation in Vancouver, Canada. Mr. Punzo also has played a key role in obtaining funding for a number of public and private companies. In June 1997, Mr. Punzo filed for bankruptcy under Canadian bankruptcy law as a result of one of his restaurant's local market demographics changing adversely and the restaurant not being able to relocate due to restrictive lease provisions. Mr. Punzo is the brother of Ernesto Punzo, who was a director up until August 14, 2000, and is an uncle of Dean Punzo, who also was a director up until August 14, 2000.

BARRY FORWARD, DIRECTOR, CORPORATE SECRETARY

     Mr. Forward is the past president of Showstar and has been a director since May 14, 1998. He has worked in the communications industry since 1983 as a consultant, programmer, on-air host and journalist. Mr. Forward has developed Internet communications strategies for corporate clients and non-profit groups. He also has developed several online marketing projects and has operated his own non-commercial web sites since 1995.

LOUIS BIANCHI, DIRECTOR, PRESIDENT ALS SPORTSWEAR

     Mr. Bianchi, who joined the Board as of July 11, 2000, has extensive experience in merchandising, sales and promotions, new product development, and the development of national marketing networks and distribution channels. Based in Kirkland, Washington, he has spent the past 25 years developing new business opportunities and revenue models for a wide range of business interests including art leasing, merchandising and corporate identification programs. During the past 10 years, he has operated ALS Sportswear which was acquired by the Company in May 2000.

LLOYD E. DOHNER

     Mr. Dohner, a Penn State University graduate in finance, has over 30 years of experience in the securities industry as both a stockbroker and a partner in a commodities firm, and also has extensive knowledge of marketing and database administration. Since 1984, Mr. Dohner has been the owner and director of L.E. Dohner & Company, Inc., a management and consulting firm specializing in assisting start-up and development stage businesses with managing and achieving their venture capital requirements.

WILLIAM E. PETERSON

     Mr. Peterson has over 20 years of experience in the financial and insurance markets as owner and founder of Peterson Insurance Agency. Since 1996, Mr. Peterson has developed several oil and gas projects, of which two were major successes (Wharton County, Texas). Mr. Peterson is also an Associate of L.E. Dohner & Company, Inc., a business consulting firm specializing in financial, marketing and venture capital for developing companies in the technology and manufacturing sectors.

REQUIRED VOTE

The nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote for them at the Annual Meeting shall be elected as Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Colorado law.

BOARD AND COMMITTEE MEETINGS

During the Company's fiscal year ending April 30, 2000, the Board of Directors held a total of nine meetings and approved eighteen Actions by Written Consent. During that time, no incumbent Director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a Director).

There is currently only one committee of the Board of Directors, the Audit and Compensation Committee, which was established by the Board of Directors on August 14, 2000. This committee is composed exclusively of directors who are not employees of the Company and who are, in the opinion of the Board of Directors, free from any relationship that will interfere with the exercise of independent judgment as a committee member. The Directors who serve on this committee are Lloyd E. Dohner and William E. Peterson. The functions of the Audit and Compensation Committee are: (i) to recommend the engagement of the Company's independent auditors and review with them the plan, scope and results of their audit for each year; (ii) to consider and review other matters relating to the financial and accounting affairs of the Company; and (iii) to review and recommend to the Board of Directors all compensation packages, including the number and terms of stock options, offered to officers and executive employees of the Company. Prior to the establishment of the Audit and Compensation Committee, the entire Board of Directors performed the functions now assigned to this committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

COMPENSATION OF DIRECTORS

No Director of the Company received any compensation for his services as a Director of the Company during the past fiscal year.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such Officers, Directors and ten percent shareholders are also required by SEC rules to furnish the Company with copies of all such forms that they file. The Company's initial registration statement on Form 10-SB became effective on or about April 5, 2000. All of the Directors and officers at that time inadvertently failed to file Form
3's, "Initial Statement of Benenficial Ownership of Securities," on or prior to that effective date. All of these individuals have since filed their Form
3's and all current officers and Directors have filed such forms. Based upon a review of the forms submitted to the Company with regard to its fiscal year ended April 30, 2000, the Company is not aware of any other late filings with repsect to that period.

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate annual remuneration of Showstar's Chief Executive Officer and the three other executive officers whose annual salary and bonus exceeded $100,000 in the fiscal year ended April 30, 2000 (collectively, the "named executive officers"), and for the fiscal years ended April 30, 1999 and April 30, 2000, the Company's most recent and only meaningful fiscal years. All amounts are in U.S. dollars unless otherwise noted. For this purpose, compensation paid in Canadian dollars has been converted to U.S. dollars based upon a conversion rate of $1.00 CDN equal to $0.70 US.


                                                                                     LONG-TERM COMP
                                                    ANNUAL COMPENSATION                  AWARDS
                                               ---------------------------       --------------------
                                                                                                           ALL
NAME AND                                                                                                  OTHER
PRINCIPAL POSITION                 YEAR        SALARY      BONUS     OTHER       RES.STK      OPTIONS      COMP
------------------                 ----        ------      -----     -----       -------      -------      ----
John Punzo(1)                      1999             0(1)            97,162(2)
Chief Executive Officer            2000       139,936                           1,000,000    1,000,000

Gary L. Diamond                    1999     $  50,000(3)           128,000(4)
Chief Financial Officer            2000     $  76,002        0                          0            0       0

Abraham Joel                       1999         3,750                             500,000      250,000
Vice President                     2000     $ 115,000        0                                               0

Kenneth Linsner                    1999         3,750                             500,000      250,000
Vice President                     2000     $ 115,000        0                                               0


(1) Mr. Punzo became President and Chief Executive Officer on January 7, 1999. During the fiscal year ended April 30, 1999, Mr. Punzo did not receive compensation as CEO.

(2) Prior to becoming Chief Executive Officer, Mr. Punzo, or companies he owned an interest in, received fees for providing various investor relations and advisory services to the Company. These fees aggregated $97,167 in the fiscal year ended April 30, 1999.

(3) Includes (a) $20,000 in fees received by Mr. Diamond for part-time financial services performed for the Company prior to commencing full-time employment with the Company, and (b) $30,000 in salary received by Mr. Diamond during the fiscal year ended April 30, 1999.

(4) Reflects the value at $0.32 per share of 400,000 shares of the Company's Common Stock granted to Mr. Diamond as an inducement to join the Company.

OPTION GRANTS IN FISCAL YEAR 2000

The following table sets forth the option grants in fiscal year ended April 30, 2000, made to the "named executive officers" in the Summary Compensation Table above. Grants were only made to John Punzo. No stock appreciation rights were granted in fiscal year April 30, 2000. All amounts are in U.S. dollars unless otherwise noted.


                               NUMBER OF         PERCENT OF TOTAL
                              SECURITIES        OPTIONS GRANTED TO
NAME AND                    UNDERLYING THE     EMPLOYEES IN FISCAL   EXERCISE PRICE    EXPIRATION
PRINCIPAL POSITION          OPTIONS GRANTED         YEAR 2000            ($/SH)           DATE
------------------          ---------------    -------------------   --------------   ------------
John Punzo                     1,000,000               28%               $0.50        May 27, 2009
Chief Executive Officer


EMPLOYMENT AGREEMENTS

In the first quarter (ended July 31, 1999) of the fiscal year ended April 30, 2000, Showstar executed employment agreements with Messrs. Punzo, Barson, Joel and Linsner. (The agreements were filed as Exhibits to the Showstar Form 10-SB.) The following summaries of the agreements are qualified in their entirety by the terms of the actual agreements, which are incorporated herein by reference.

John Punzo executed an employment agreement with Showstar, effective May 27, 1999, that provides for base salary of $150,000 per annum, a restricted stock award of 1,000,000 shares that vests at the rate of 100,000 shares every three months and stock options on 1,000,000 shares exercisable at $.50 per share that vest at the rate of 100,000 shares every three months. The agreement is for an initial term of five years followed by automatic annual renewals unless terminated at the end of any term by 90 days' prior written notice from either party to the other.

John Barson executed an employment contract with Showstar to serve for up to three years as Chief Technical Officer of Showstar. The agreement provides for a base salary of CDN $120,000 per annum, which is equivalent to US$84,000 based upon an exchange rate of $0.70. Pursuant to such employment agreement, Mr. Barson also received 300,000 shares of Showstar's Common Stock in July 1999. The agreement further provides that Mr. Barson shall receive another 200,000 shares of Common Stock upon the first anniversary of his employment (March 2000), and options at $.50 and $1.00 to acquire another 150,000 shares on each subsequent anniversary of his employment.

Abraham Joel executed an employment agreement effective April 1999 that provides for base annual compensation of US$120,000. In addition, Mr. Joel received 500,000 shares of Company Common Stock as an incentive to join Showstar. The agreement provides for a term of 3 years and stock options on 250,000 shares.

Kenneth Linsner executed an employment agreement effective April 1999 that provides for base annual compensation of US$120,000. In addition, Mr. Linsner received 500,000 shares of Company Common Stock as an incentive to join Showstar. The agreement provides for a term of 3 years and stock options on 250,000 shares.

CERTAIN TRANSACTIONS

From time to time the Company has engaged in various transactions with the Company's Directors, executive officers and other affiliated parties. The following paragraphs summarize certain information concerning transactions which have occurred in the past two years or which are currently proposed.

During the fiscal year ended April 30, 1999, Showstar paid $97,167 in fees to John Punzo and a company in which he had an interest for investor relations and advisory services to Showstar. Showstar also issued 119,600 common shares valued at $89,700 to that company as payment for assisting Showstar in its private stock placements during the year ended April 30, 1999. The $89,700 has been deducted from the proceeds of the placements as placement costs on Showstar's financial statements.

During the fiscal year ended April 30, 1999, Flavio Bidese, Emma Piccolo and Bonnie Klassen, members of John and Gino Punzo's family, transferred 1,515,000 shares of Showstar's Common Stock owned by them to various companies and individuals in satisfaction of services rendered to Showstar. In connection therewith, Showstar recorded an expense of $466,500 and included such amount in "Indebtedness to Related Parties" as of April 30, 1999. On August 4, 2000, the Company converted this outstanding debt to equity in the Company and issued 1,665,000 shares of restricted Common Stock to these individuals.

During the fiscal year ended April 30, 1999, Gino Punzo, a director of Showstar until January 1999, advanced $40,300 for working capital and CAFE DE MEDICI, a restaurant owned by Gino Punzo, provided meeting and catering services to Showstar. These services were valued at approximately $8,084. These amounts were included in "Indebtedness to Related Parties" as of April 30, 1999.

Showstar's Nevada subsidiary, Showstar Entertainment Corporation, entered into two different management contracts with Gordon Thompson, a former officer, and Mr. Barry Forward, whereby the subsidiary would pay these officers $5,000 each per month commencing June 1, 1997 (as amended) for a period of five years. Amounts accrued but unpaid totaling $65,000 are included in "Indebtedness to Related Parties" as of April 30, 1998. During the fiscal year ended April 30, 1999, Mr. Thompson entered into a settlement agreement with Showstar which provided for the cancellation of indebtedness of $35,000, which is reflected as a reduction of administrative costs for the year ended April 30, 1999. The remaining $30,000 is included as a liability owing to Mr. Forward as of April 30, 1999 and was paid during the fiscal year ended April 30, 2000.

The Board of Directors requires that all transactions between the Company and its Officers, Directors, principal shareholders and affiliates be approved by a majority of the independent and disinterested outside Directors and must be on terms no less favorable to the Company than could be obtained from an unaffiliated third party under similar circumstances.

                                 PROPOSAL NO. 3
               APPROVAL OF AMENDMENT OF ARTICLES OF INCORPORATION
                          TO INCREASE AUTHORIZED SHARES

The Company's Articles of Incorporation currently authorize the issuance of 55,000,000 shares of capital stock, each having no par value per share. Of such authorized shares, 50,000,000 shares are classified and designated as Common Stock, and 5,000,000 shares are classified and designated as Preferred Stock. On August 14, 2000 the Board of Directors unanimously adopted resolutions, subject to shareholder approval, proposing that the Articles of Incorporation be amended to: (1) increase the number of shares of Common Stock which the Company is authorized to issue from 50,000,000 to 75,000,000 shares, no par value; (2) to increase the number of shares of Preferred Stock which the Company is authorized to issue from 5,000,000 to 25,000,000 shares, no par value; and (3) to provide authority to the Company's Board of Directors to designate the rights and preferences of series of preferred stock from time to time.

If the amendment is approved, the additional shares of Common Stock will become a part of the existing class of Common Stock, and if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. As of the Record Date, the Company had 39,234,084 shares of Common Stock issued and outstanding, and an aggregate of 7,500,000 shares of Common Stock reserved for future issuance in connection with the Company's stock option plan. As of the Record Date, no shares of Preferred Stock have been issued.

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors has adopted resolutions setting forth the proposed amendment to Article V of the Articles of Incorporation (the "Amendment"), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company's shareholders at the Annual Meeting. The full text of the proposed Amendment to Article V of the Articles of Incorporation is set forth in EXHIBIT B hereto.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

The Board of Directors believes that it is in the Company's best interest to increase the number of authorized shares of Common Stock and Preferred Stock in order to provide the Company with adequate flexibility in the future. The Company is contemplating the advisability of acquiring other companies or rights to products or strategic alliances with third parties (each a "Strategic Transaction") as part of its strategy to broaden its software solutions, services and expertise. In connection with these contemplated acquisitions, the Company may wish to use shares of Common Stock and/or Preferred Stock to raise sufficient funding for, or as all or part of the consideration required to effect any Strategic Transaction. The Board believes that the proposed increase in its number of authorized shares of Common Stock and Preferred Stock is desirable to maintain the Company's flexibility in its ability to raise additional capital and in choosing the form of consideration to be used to fund a potential Strategic Transaction. The Board of Directors will make the determination for future issuance of authorized shares of Common Stock and Preferred Stock, and such determinations will not require further action by the shareholders, unless required by law, regulation or stock market rule. While the Company, from time to time, considers potential Strategic Transactions that may require the issuance of shares of Common Stock and/or Preferred Stock and has had preliminary discussions with third parties regarding potential Strategic Transactions, as of the date of this Proxy Statement, the Company has not entered into any agreements or arrangements that will or could result in any such Strategic Transaction. There can be no assurance that any such preliminary discussions will result in any Strategic Transaction.

The Board also believes that the advisability of additional shares of Common Stock and Preferred Stock will provide the Company with the flexibility to issue shares for a variety of other purposes that the Board of Directors may deem advisable without further action by the Company's shareholders, unless required by law, regulation or stock market rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the use of additional shares for various equity compensation and other employee benefit plans, and other bona fide corporate purposes. In some situations the issuance of additional shares could have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a shareholder's percentage voting power in the Company.

In addition, depending upon the nature and terms thereof, such issuances could enable the Board to render more difficult or discourage an attempt to obtain a controlling interest in the Company or the removal of the incumbent Board and may discourage unsolicited takeover attempts which might be desirable to shareholders. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company. Also, the issuance of preferred stock with special rights or preferences could discourage or make more difficult a hostile attempt to obtain control of the Company.

If this proposal is approved by the shareholders at the Annual Meeting, upon filing of the Amendment with the Secretary of State of the State of Colorado, the Company will have 75,000,000 authorized shares of Common Stock and 25,000,000 authorized shares of Preferred Stock.

Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company. This means that current shareholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their proportionate ownership interest. Accordingly, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of shareholders.

The Board of Directors is not proposing this Amendment in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the Amendment is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the shareholders. Finally, the Board does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                 PROPOSAL NO. 4
                  REINCORPORATION OF THE COMPANY IN WASHINGTON

GENERAL

The Board of Directors has unanimously approved an Agreement and Plan of Merger (the "Reincorporation") by which the Company's state of incorporation will be changed from Colorado to Washington. The proposed Reincorporation would be accomplished by merging the Company with and into Showstar Online.com Washington, Inc. ("Showstar Washington"), a newly-formed Washington corporation which is a wholly-owned subsidiary of the Company, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached to this Proxy Statement as EXHIBIT C. Showstar Washington was incorporated solely for the purpose of merging with the Company, and upon effectiveness of the Reincorporation, Showstar Washington's name will be changed to Showstar Online.com, Inc., the name under which the Company has operated since June 1999.

Prior to the Reincorporation, Showstar Washington will have no material assets or liabilities and will not carry on any business. The Reincorporation will effect a change in the legal domicile of the Company. However, it will not result in any changes in the Company's business, management, officers, assets or liabilities (other than as a result of the costs incident to the Reincorporation, which are not material), will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

On the effective date of the proposed Reincorporation, each issued and outstanding share of Common Stock of the Company would automatically convert into one share of Common Stock of Showstar Washington, and shareholders of the Company would automatically become shareholders of Showstar Washington. On the effective date of the Reincorporation, the number of outstanding shares of Common Stock of Showstar Washington would be equal to the number of shares of Common Stock of the Company outstanding immediately prior to the effective date of the Reincorporation. In addition, each outstanding option, warrant or right to acquire shares of Common Stock of the Company would convert automatically into a right to acquire an equal number of shares of Common Stock of Showstar Washington on the same terms and conditions as applicable to the original options, warrants or rights. All of the Company's employee benefit plans would be continued by Showstar Washington following the Reincorporation.

The Common Stock of the Company is quoted on the Over-the-Counter Bulletin Board (OTCBB) under the symbol "ABID." After the merger, Showstar Washington's Common Stock will continue to be traded on the OTCBB, without interruption, under the symbol "ABID."

On or after the effective date of the proposed Reincorporation, holders of certificates of Common Stock of the Company will be required to surrender such certificates to Showstar Washington or its appointed transfer agent. Upon receipt of such certificate or certificates, Showstar Washington will issue in exchange therefor, a certificate or certificates for shares of Common Stock of Showstar Washington representing the number of shares of stock to which such holder is entitled as set forth above. Until the certificate exchange is effected, certificates for shares in the Company will automatically represent an equal number of shares in Showstar Washington upon completion of the Reincorporation.

The discussion set forth below provides a summary of the significant aspects of the proposed Reincorporation. You are urged to carefully review all of the information contained in this Proxy Statement, the Agreement and Plan of Merger, and the attached Exhibits. Also, for additional information regarding the Company, please refer to the annual report on Form 10-KSB, which is delivered to you together with this Proxy Statement.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

The Board of Directors has determined that the Reincorporation is in the best interests of the Company and its shareholders. The Board believes that the Washington Business Corporation Act will meet the business needs of the Company, and that the Colorado Business Corporation Act does not offer corporate law advantages sufficient to warrant continued incorporation in Colorado. In 1989, the Washington Legislature adopted a comprehensive revision of the Washington Business Corporation Act(1) ("WBCA"), which became effective in 1990, and has been further amended since that time. In the Company's opinion, Washington law now better addresses the Company's concerns relating to limitations on director liability and indemnification of directors and officers. The Board of Directors therefore believes that the Reincorporation will enhance the Company's ability to attract and retain qualified directors as well as to encourage directors to continue to make independent decisions in good faith on behalf of the Company. While the Company is not experiencing difficulty in retaining directors currently, the Company believes that the favorable corporate environment of the State of Washington will enable it to compete more effectively with other public companies, many of which are incorporated in Washington, to attract new directors and to retain current directors.

CERTAIN DIFFERENCES BETWEEN THE WASHINGTON AND COLORADO CHARTER DOCUMENTS AND BETWEEN WASHINGTON AND COLORADO CORPORATION LAW

The Company's corporate affairs are governed at present by the corporate law of the State of Colorado, the Company's state of incorporation, and by the Colorado Articles and the Colorado Bylaws, which have been adopted pursuant to Colorado law. The Colorado Articles and the Colorado Bylaws are available for inspection during business hours at the administrative and technical operations office of the Company. In addition, copies may be obtained by writing to the Company at its administrative office at 90-10551 Shellbridge Way, Richmond, British Columbia, Canada V6X 2W9, Attention: Shareholder Relations. If the Reincorporation Proposal is adopted, the Company will merge into, and its business will be continued by, Showstar Washington, whose name will be changed to Showstar Online.com, Inc. Following the merger, issues of corporate governance and control would be controlled by Washington law rather than Colorado law. The Colorado Articles and the Colorado Bylaws will, in effect, be replaced by the Articles of Incorporation of Showstar Washington (the "Washington Articles") and the Bylaws of Showstar Washington (the "Washington Bylaws"), copies of which are attached to this Proxy Statement as EXHIBIT D and EXHIBIT E, respectively.

The Company's current Articles of Incorporation differ from the Washington Articles primarily with respect to limitations on director liability, indemnification of officers and directors, and calling special meetings of shareholders.

LIMITATION ON DIRECTOR LIABILITY

The Colorado Business Corporation Act ("CBCA") and the WBCA both allow charter documents to eliminate or limit the personal liability of directors; however, the two statutes prescribe different limitations. In Washington, the Articles of Incorporation may not eliminate or limit the liability of a director for: (i) acts or omissions involving intentional misconduct or a knowing violation of law;

--------
(1) The Washington Business Corporation Act is codified at Title 23B of the Revised Code of Washington.

(ii) approval of certain distributions contrary to law; or (iii) any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled.

Under Colorado law, a corporation may not eliminate or limit the liability of a director for: (i) breach of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith, or involving intentional misconduct or a knowing violation of law; (iii) payment of unlawful distributions or unlawful stock repurchases or redemptions; or (iv) any transaction from which the director directly or indirectly derived an improper personal benefit.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Washington Articles provide that the corporation shall indemnify its directors and officers for expenses and liabilities incurred by them as a result of their service as directors and officers, provided that no such indemnification shall be allowed on account of: (i) acts or omissions of a director finally adjudged to be intentional misconduct or a knowing violation of the law; (ii) conduct of a director finally adjudged to be an unlawful distribution; or (iii) any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property or services to which the director was not legally entitled. This comprehensive language is intended to provide the broadest indemnification of directors and officers not prohibited by Washington law.

The Board of Directors believes that the limitation of liability and indemnification provisions for directors and officers is somewhat greater under Washington law than under Colorado law, and therefore, the Reincorporation will enhance the Company's ability to recruit and retain qualified directors. The indemnification and limitation of liability provisions of Colorado law, and not Washington law, however, will apply to actions of the directors and officers made prior to the proposed Reincorporation. Nevertheless, the Board of Directors has recognized in considering the Reincorporation Proposal that the individual directors have a personal interest in obtaining the application of Washington law to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a potential future case, and that the application of Washington law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under Colorado law, would result in expense to the Company that the Company would not incur if the Company were not reincorporated. Additionally, shareholders should note that such differences in the corporation law of the two states inure to the benefit of the directors, and the interest of the Board of Directors in recommending the Reincorporation may therefore be in conflict with the interests of the shareholders. The Board of Directors believes, however, that the overall effect of reincorporating is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

CALLING OF SPECIAL MEETINGS OF SHAREHOLDERS

Under Colorado law, a special meeting of the shareholders may be called by the Board of Directors, by a person authorized by the Board of Directors or the Bylaws, or by shareholders holding shares representing at least ten percent (10%) of all shares entitled to vote at such a meeting. The Colorado Bylaws authorize the President or the Board of Directors to call a special meeting, and the President is required to call a special meeting at the request of holders of not less than ten percent (10%) of the outstanding shares entitled to vote at the meeting.

Under Washington law, a special meeting of shareholders likewise may be called by the Board of Directors or by any other person authorized to do so in the Articles of Incorporation or in the

Bylaws. In addition, a special meeting of the shareholders may be called for any purpose at the request in writing of shareholders holding ten percent (10%) or more of the outstanding stock of the Company entitled to vote. However, under Washington law, the right of shareholders of a public company to call a special meeting may be limited or denied to the extent provided in the Articles of Incorporation. Under the Washington Articles, only the Board of Directors may call special meetings of the shareholders so long as the corporation is a public company. The effect of this limitation, in conjunction with the provisions on staggered elections of directors, prevents shareholders from effecting a change in control.

LOANS TO OFFICERS AND DIRECTORS

Colorado law provides that a corporation may not authorize any loan or guaranty for the benefit of any director until at least ten days after providing written notice of the proposed authorization to shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders.

Under Washington law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when in the judgment of the Board of Directors, the loan or guaranty may reasonably be expected to benefit the corporation.

CHANGES TO ARTICLES OF INCORPORATION

The WBCA authorizes a corporation's Board of Directors to adopt certain amendments to the corporation's articles of incorporation without shareholder approval, including change of the corporate name, change in the number of outstanding shares in order to effectuate a stock split or stock dividend in the corporation's own shares, and to change or eliminate provisions with respect to par value of its shares.

Under the CBCA, amendments to a corporation's articles of incorporation require the approval of shareholders holding a majority of the voting power of the corporation unless a different proportion is specified in the articles of incorporation.

POSSIBLE REVERSE STOCK SPLIT AND ISSUANCE OF SHARES

If the Reincorporation Proposal is approved by the shareholders of the Company, the Company's corporate affairs will be governed by Washington law. Following the Reincorporation, the Company may effect significant issuances of shares for Strategic Transactions (see Proposal No. 3: Amendment of Articles of Incorporation to Increase Authorized Shares) and/or reverse stock splits pursuant to which issued and outstanding shares of the Company's Common Stock would be converted into a lesser number of shares, thereby reducing the number of issued and outstanding shares of the Company's Common Stock. Under Washington law, such a reverse stock split may be effected without shareholder action.

In addition, the Company may issue shares of its Common Stock as all or part of the consideration required to effect a Strategic Transaction. Issuance of such shares would not require further action by the shareholders of the Company, and the issuance of additional shares would have a dilutive effect on a shareholder's pro rata interest and voting power in the Company.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The Reincorporation provided for in the Merger Agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "IRC"). Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of the consummation of the Reincorporation, and no gain or loss will be recognized by the Company or by Showstar Washington. Each former holder of capital stock of the Company will have the same basis in the capital stock of Showstar Washington received by such holder pursuant to the Reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the Reincorporation. Each shareholder's holding period with respect to Showstar Washington's capital stock will include the period during which such holder held the corresponding Company capital stock, providing the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or any opinion of legal or tax counsel with respect to the consequences of the Reincorporation.

The foregoing is only a summary of certain federal income tax consequences. Shareholders should consult their own tax advisers regarding the specific tax consequences to them of the merger, including the applicability of the laws of any state or other jurisdiction.

SUMMARY OF STATE TAX CONSEQUENCES OF THE REINCORPORATION

There will be expense directly associated with the Reincorporation in the form of fees required for the filing of the Agreement and Plan of Merger in both Colorado and Washington. Following the Reincorporation, the Directors do not believe that the operation of the Company as a Washington corporation will represent any substantially greater state tax obligation to the Company and its shareholders than the tax obligations of operating the Company as a Colorado corporation.

The foregoing discussion is an attempt to summarize the more important differences in the corporation laws of Washington and Colorado and does not purport to be an exhaustive discussion of all the differences. Such differences can be determined in full by reference to the Colorado Corporations Code and to the Washington Business Corporation Act. In addition, both Colorado and Washington law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or bylaws of the corporation.

SHAREHOLDERS' DISSENTERS' RIGHTS

The proposed Reincorporation is a transaction giving rise to shareholder dissenters' rights under Article 113, Section 102 of the Colorado Business Corporation Act.(2) Shareholders may be entitled to assert dissenters' rights thereunder.

Under Section 113-102, a shareholder is entitled to dissent and obtain payment for the fair value of the shareholder's shares in the event of the consummation of a plan of merger to which the corporation is a party, if the approval by the shareholders of the corporation is required for the merger. In order to assert dissenters' rights, a shareholder (i) must cause the Company to receive, before the vote on the Reincorporation is taken at the Annual Meeting, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed Reincorporation is effectuated; and (ii) must not vote his or her shares in favor of the proposed Reincorporation. Colorado Corporation Code
Section 113-202.

Shareholders are directed to, and advised to review, the copies of the relevant provisions of the Colorado Business Corporation Act, statutes of the Colorado Corporation Code, attached as EXHIBIT F to this Proxy Statement.


--------
(2) The Colorado Business Corporation Act is codified at Articles 101 to 117 of the Colorado Corporation Code, Title 7 of the Colorado Revised Statutes, as amended.

VOTE REQUIRED FOR REINCORPORATION AND BOARD OF DIRECTORS' RECOMMENDATION

Under the Colorado Articles and Colorado Bylaws, the affirmative vote of at least fifty percent (50%) of the outstanding shares of the Company's Common Stock is required for approval of the Reincorporation. If approved by the shareholders, it is anticipated that the Reincorporation will be completed as soon thereafter as possible, with a proposed effective date of September 18, 2000. The Reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained if, in the opinion of the Board of Directors, circumstances arise that make such action advisable; provided, that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of at least fifty percent (50%) of the outstanding shares of Common Stock.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE REINCORPORATION PROPOSAL.



                                 PROPOSAL NO. 5
                APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN

DESCRIPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN

The Board of Directors adopted the Company's 2000 Stock Option Plan (the "2000 Option Plan") in August 2000, subject to approval by the Company's shareholders. A copy of the 2000 Stock Option Plan is attached to this Proxy Statement as EXHIBIT G.

The Company may grant stock options under the 2000 Plan to qualified employees, Directors or consultants in order to motivate them to maintain their commitment to the Company. Options under this 2000 Plan may be either Incentive Stock Options or Nonstatutory Stock Options and may be exercised no later than ten years from the date of their grant. The 2000 Plan is administered by the Board of Directors of the Company. The Board has directed the officers of the Company to reserve 7,500,000 shares of Common Stock for issuance upon exercise of options granted pursuant to the 2000 Plan.

Since each Director is eligible to receive options under the 2000 Plan, each such Director has a personal interest in the adoption of the 2000 Plan.

TAX CONSEQUENCES TO THE COMPANY OF THE 2000 STOCK OPTION PLAN

The Company will be entitled to a deduction in connection with the exercise of a Non-Qualified Stock Option under the 2000 Plan by an optionee, to the extent that the optionee recognizes ordinary income. The Company will be entitled to a deduction in connection with the disposition of Incentive Stock Option Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the Incentive Stock Option Shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN.


                                 PROPOSAL NO. 6
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Cordovano & Harvey, P.C., independent accountants, to audit the financial statements of the Company for the fiscal year ending April 30, 2001. Cordovano & Harvey have audited the Company's financial statements for the fiscal year ended April 30, 2000. A representative of Cordovano & Harvey is expected to be present at the Annual Meeting and will have the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

The Board of Directors has conditioned its appointment of the Company's independent accountants upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event that the shareholders do not approve the selection of Cordovano & Harvey, the Board of Directors will reconsider the appointment of the independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CORDOVANO & HARVEY, AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 2001.


                              SHAREHOLDER PROPOSALS

Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 2001 Annual Meeting of shareholders of the Company must be submitted to the Company in accord with Rule 14a-8 under the Securities and Exchange Act of 1934 not later than the close of business on May 10, 2001, together with written notice of the shareholder's intention to present a proposal for action at the 2001 Annual Meeting of shareholders. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or its Board of Directors take action, which the shareholder intends to present at the 2001 Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


                                  OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.


                                 By Order of the Board of Directors

                                 /s/ John Punzo

                                 JOHN PUNZO
                                 President and Chief Executive Officer


Seattle, Washington
August 15, 2000

                                    EXHIBIT A

                               AMENDMENT TO BYLAWS

            ARTICLE III, Section 2 of the Bylaws shall be amended to
                                read as follows:


                                   ARTICLE III
                                    DIRECTORS

     Section 1. BOARD OF DIRECTORS; EXERCISE OF CORPORATE POWERS. [unchanged]

     Section 2. NUMBER; ELECTION; CLASSIFICATION OF DIRECTORS; VACANCIES.

     a. The number of authorized directors shall be fixed from time to time by resolution of a majority of the Board of Directors, PROVIDED, HOWEVER, that the number of directors shall not be less than three (3) or more than nine (9), and shall not be increased by more than two (2) directors in any calendar year. The number of directors constituting the initial Board of Directors shall be fixed by the Articles of Incorporation.

     b. In the case of a vacancy on the Board of Directors, including a vacancy resulting from an increase in the number of directors: (a) the Board of Directors by the affirmative vote of a majority of the directors, may fill the vacancy, or (b) the shareholders may fill the vacancy at the next annual meeting or at a special meeting called for that purpose. In the case of a vacancy in the Board of Directors resulting from the resignation or removal of a director, the person appointed or elected to fill such vacancy shall hold office for the unexpired term of the director whose position is vacant, and until the election and qualification of a successor. No decrease in the number of directors shall have the effect of shortening the term of office of any incumbent director. Unless a director dies, resigns, or is removed, he or she shall hold office for the term for which he or she is elected and until such director's successor is elected and qualified.

     c. Directors need not be shareholders of the corporation or residents of the State of Colorado.

     d. The directors of the corporation shall be divided into three classes:
Class I, Class II, and Class III. Such classes must be as nearly equal in number as possible. The term of the initial Class I directors will expire at the first annual meeting of the shareholders following designation; the term of the initial Class II directors will expire at the second annual meeting of shareholders following designation; and the term of the initial Class III directors will expire at the third annual meeting of the shareholders following designation. Upon the expiration of the initial staggered terms, directors shall be elected for a term of three (3) years to succeed those directors whose terms expire. If the number of directors is increased or decreased in the manner specified in these Bylaws, such change will be apportioned among


DIRECTORS' CONSENT
the classes so that after the change, the classes will remain as nearly equal in number as possible.

     e. Any director may resign at any time by delivering written notice to the Chairman of the Board, the Chief Executive Officer, the President, the Secretary or the Board, or to the registered office of the corporation, or by giving oral notice at any meeting of the directors or shareholders. Any such resignation shall take effect at the time specified therein, or if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

DIRECTORS' CONSENT
PAGE 8

     f. By Board resolution, directors may be paid their expenses, if any, of attendance at each Board meeting, or a fixed sum for attendance at each Board meeting, or a stated salary as a director, or be granted shares of common stock of the corporation or stock options, or any combination of the foregoing. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.


          [The remaining Sections of Article III to remain unchanged.]

DIRECTORS' CONSENT
PAGE 9

                                    EXHIBIT B

                     AMENDMENT TO ARTICLES OF INCORPORATION

         ARTICLE V of the Articles of Incorporation shall be amended to read as follows:


                                    ARTICLE V
                                CAPITAL STRUCTURE

     Section 1. AUTHORIZED CAPITAL. The Corporation is authorized to issue two classes of capital stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of capital stock which this Corporation is authorized to issue is Seventy-Five Million (75,000,000) shares of Common Stock, no par value, and Twenty-Five Million (25,000,000) shares of Preferred Stock, no par value.

     Section 2. ISSUANCE OF PREFERRED STOCK IN SERIES. The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors of the Corporation and stated in the resolution or resolutions providing for the issuance thereof, prior to the issuance of any shares thereof. The Board of Directors shall have the authority to fix and determine and to amend, subject to these provisions, the designation, preferences, limitations and relative rights of the shares of any series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any series, the Board of Directors shall further have the authority, after the issuance of shares of a series whose number it has designated, to amend the resolution establishing such series to decrease the number of shares of that series, but not below the number of shares of such series then outstanding.

     Section 3. CONSIDERATION FOR SHARES. The capital stock of the Corporation shall be issued for such consideration as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid and nonassessable.

     Section 4. PRE-EMPTIVE RIGHTS. Holders of shares of stock of the Corporation shall have no pre-emptive right to purchase, subscribe for, or otherwise acquire shares of stock of the Corporation, rights, warrants or options to purchase stock or securities of any kind convertible into stock of the Corporation.

     Section 5. DIVIDENDS. Dividends in cash, property or shares of the Corporation may be paid, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law.

DIRECTORS' CONSENT
PAGE 10

     Section 6. DISTRIBUTION IN LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, pro rata to the holders of the Common Stock, subject, however, to the preferences, if any, granted to the holders of the Corporation's Preferred Stock.

DIRECTORS' CONSENT
PAGE 11

                                    EXHIBIT C

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made and entered into as of this 14th day of August, 2000, by and between SHOWSTAR ONLINE.COM, INC., a Colorado corporation ("Showstar") and SHOWSTAR ONLINE.COM WASHINGTON, INC., a Washington corporation ("Showstar Washington" or the "Surviving Corporation"), Showstar and Showstar Washington collectively, the "Constituent Corporations."

                                    RECITALS

     WHEREAS, Showstar is a corporation organized and existing under the laws of the State of Colorado, whose authorized capital stock consists of (a) 50,000,000 (75,000,000 if Showstar's shareholders approve amendment of Showstar's Articles of Incorporation at its next Annual Meeting of Shareholders) shares of Common Stock, no par value, of which 39,234,084 shares are issued and outstanding on the date hereof, and (b) 5,000,000 (25,000,000 if Showstar's shareholders approve amendment of Showstar's Articles of Incorporation at its next Annual Meeting of Shareholders) shares of Preferred Stock, no par value, none of which have been issued as of the date hereof; and

     WHEREAS, Showstar Washington is a corporation organized and existing under the laws of the State of Washington, whose authorized capital stock consists of
(a) 75,000,000 shares of Common Stock, no par value, of which 100 shares are issued and outstanding on the date hereof, and (b) 25,000,000 shares of Preferred Stock, no par value, none of which have been issued as of the date hereof; and

     WHEREAS, the respective Boards of Directors of the Constituent Corporations recommend and deem it advisable and to the advantage of the Constituent Corporations that Showstar merge with and into Showstar Washington upon the terms and conditions provided herein;

     NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Showstar shall merge with and into Showstar Washington on the following terms, conditions and other provisions:

                                    AGREEMENT

1.   TERMS AND CONDITIONS.

     1.1 MERGER. Showstar shall be merged with and into Showstar Washington (the "Merger"), and Showstar Washington shall be the Surviving Corporation.

     1.2 EFFECTIVE DATE. The effective date of the Merger (the "Effective Date") shall be the date upon which all of the following events shall have occurred:
(a) the shareholders of Showstar owning at least a majority of the issued and outstanding shares entitled to vote thereon approve the Merger Agreement; (b) Articles of Merger are filed with the Colorado

Secretary of State; and (c) Articles of Merger are filed with the Washington Secretary of State.

     1.3 NAME CHANGE. On the Effective Date, the name of the Surviving Corporation shall be changed to "Showstar Online.com, Inc."

     1.4 SUCCESSION. On the Effective Date, Showstar Washington shall continue its separate corporate existence under the laws of the State of Washington, and the separate existence and corporate organization of Showstar Online.com, Inc. (the Colorado corporation), except insofar as it may be continued by operation of law, shall be terminated and cease.

     1.5 TRANSFER OF ASSETS AND LIABILITIES. On the Effective Date, the rights, privileges and powers, both of a public and a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all rights, privileges and powers of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges and powers, and every other interest thereafter shall be the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected, and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not been consummated, except as they may be modified with the consent of such creditors, and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     1.6 COMMON STOCK OF SHOWSTAR AND SHOWSTAR WASHINGTON. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their respective shareholders, (a) each share of Common Stock of Showstar issued and outstanding immediately prior thereto shall be combined, changed and converted into one (1) share of Common Stock of Showstar Washington, in each case fully paid and nonassessable, and (b) each share of Common Stock of Showstar Washington issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

     1.7 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented shares of Common Stock of Showstar shall be

AGREEMENT AND PLAN OF MERGER
deemed for all purposes to evidence ownership of and to represent the shares of Showstar Washington into which the shares of Showstar represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such certificate shall surrender the same to the Surviving Corporation or its transfer agent, and upon receipt of such certificate, the Surviving Corporation shall issue in exchange therefor, a certificate for shares of Common Stock in Showstar Washington representing the number of shares of stock to which such holder shall be entitled as set forth above. Until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, the registered owner of such certificate shall have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distribution upon the shares of Showstar Washington evidenced by such outstanding certificate as above provided.

     1.8 OPTIONS. On the Effective Date, if any options or rights granted to purchase shares of Common Stock of Showstar are outstanding, then the Surviving Corporation will assume the outstanding and unexercised portions of such options and such options shall be changed and converted into options to purchase Common Stock of Showstar Washington, such that an option to purchase one (1) share of Common Stock of Showstar shall be converted into an option to purchase one (1) share of Common Stock of Showstar Washington. No other changes in the terms and conditions of such options will occur.

     1.9 PURCHASE RIGHTS. On the Effective Date, the Surviving Corporation will assume the outstanding obligations of Showstar to issue Common Stock or other capital stock pursuant to contractual purchase rights granted by Showstar, and the outstanding and unexercised portions of all outstanding contractual rights to purchase Common Stock or other capital stock of Showstar shall be changed and converted into contractual rights to purchase Common Stock or other capital stock, respectively, of Showstar Washington such that a contractual right to purchase one share of Common Stock or other capital stock of Showstar shall be converted into a contractual right to purchase one share of Common stock or other capital stock, respectively, of Showstar Washington. No other changes in the terms and conditions of such contractual purchase rights will occur.

     1.10 EMPLOYEE BENEFIT PLANS. On the Effective Date, the Surviving Corporation shall assume all obligations of Showstar under any and all employee benefit plans in effect as of such date with respect to which employee rights or accrued benefits are outstanding as of such date. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger.

2.   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 CERTIFICATE OF INCORPORATION AND BYLAWS. The Articles of Incorporation of Showstar Washington in effect on the Effective Date shall continue to be the Articles of

AGREEMENT AND PLAN OF MERGER
PAGE 3

Incorporation of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of Showstar Washington in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

     2.2 DIRECTORS. The directors of Showstar preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until expiration of their terms and until their successors are duly elected and qualified.

     2.3 OFFICERS. The officers of Showstar preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3.   MISCELLANEOUS

     3.1 FURTHER ASSURANCES. From time to time, and when required by the Surviving Corporation or by its successors and assigns, the Surviving Corporation shall execute and deliver, or cause to be executed and delivered, such deeds and other instruments, and the Surviving Corporation shall take or cause to be taken such further and other action as shall be appropriate or necessary in order to vest or perfect or to conform of record or otherwise, in the Surviving Corporation, the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Showstar and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are authorized fully in the name and on behalf of Showstar Washington or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 AMENDMENT. At any time before or after approval by the shareholders of Showstar, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of Showstar, the principal terms may not be amended without further approval of the shareholders of Showstar) as may be determined in the judgment of the respective Boards of Directors of Showstar and Showstar Washington to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

     3.3 CONDITIONS TO MERGER. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

     (a) This Merger Agreement shall have been submitted to the shareholders of Showstar for their approval, and the Merger Agreement shall have been approved by the

AGREEMENT AND PLAN OF MERGER
PAGE 4
shareholders of Showstar in accordance with applicable provisions of the Colorado Business Corporation Act; and

     (b) Any shareholder of Showstar who has the right to dissent from this Merger as provided under Article 113, Section 102 of the Colorado Business Corporation Act, and who so dissents in accordance with the requirements of Colorado Revised Statutes Sections 7-113-102 et seq. (the "Dissenting Shareholder(s)"), shall be entitled, upon surrender of the certificate(s) representing said shareholder's shares, to receive payment of the fair value of such shareholder's shares as provided pursuant to Colorado Revised Statutes
Section 7-113-206. Any issued and outstanding shares of the common capital stock of Showstar held by such Dissenting Shareholder(s) shall not be converted as described in Paragraph 1.7 above; PROVIDED, HOWEVER, that each share of the common capital stock of Showstar outstanding at the Effective Date of the Merger and held by a Dissenting Shareholder who shall, after the Effective
Date, withdraw his or her demand for payment or lose his or her right to demand payment as provided under Colorado law, shall be deemed to be converted, as of the Effective Date of the Merger, into one share of common stock of the Surviving Corporation.

     (c) Showstar, as sole shareholder of Showstar Washington, shall have approved the Merger in accordance with the General Corporation Law of the State of Washington; and

     (d) Any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Showstar to be material to consummation of the Merger shall have been obtained.

     3.4 ABANDONMENT OR DEFERRAL. Notwithstanding the approval of this Merger Agreement by the shareholders of Showstar or Showstar Washington, at any time before the Effective Date, (a) this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Showstar or Showstar Washington or both, or (b) the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Showstar and Showstar Washington, such action would be in the best interests of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or their respective Board of Directors or shareholders with respect thereto, except that Showstar shall pay all expenses incurred in connection with the Merger or in respect to this Merger Agreement or relating thereto.

     3.5 COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, and all such counterparts, including those received by facsimile, shall be and constitute an original instrument.

AGREEMENT AND PLAN OF MERGER
PAGE 5

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of Showstar and Showstar Washington is hereby duly executed on behalf of each such corporation by their respective, duly authorized officers.


SHOWSTAR ONLINE.COM, INC.
A Colorado Corporation

/s/
------------------------------------------
By: John Punzo
Its: President and Chief Executive Officer




SHOWSTAR ONLINE.COM WASHINGTON, INC.
A Washington Corporation

/s/
------------------------------------------
By:  John Punzo
Its:  President and Secretary



AGREEMENT AND PLAN OF MERGER
PAGE 6

                                    EXHIBIT D

                            ARTICLES OF INCORPORATION
                                       OF
                      SHOWSTAR ONLINE.COM WASHINGTON, INC.

     The undersigned, as incorporator of a corporation under the Washington Business Corporation Act (RCW Title 23B), hereby adopts the following Articles of Incorporation.

                                    ARTICLE I
                                      NAME

     The name of this Corporation shall be SHOWSTAR ONLINE.COM WASHINGTON, INC.

                                   ARTICLE II
                                    DURATION

     The duration of this Corporation shall be perpetual.

                                   ARTICLE III
                                    PURPOSES

     The purposes for which the Corporation is organized are as follows:

     To engage in any lawful business, trade or activity that may lawfully be conducted by a corporation organized under the Washington Business Corporation Act.

                                   ARTICLE IV
                                     SHARES

     Section 1. AUTHORIZED CAPITAL. The Corporation is authorized to issue two classes of capital stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of capital stock which this Corporation is authorized to issue is Seventy-Five Million (75,000,000) shares of Common Stock, no par value, and Twenty-Five Million (25,000,000) shares of Preferred Stock, no par value. The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

     Section 2. ISSUANCE OF PREFERRED STOCK BY CLASS AND IN SERIES. The Preferred Stock may be issued from time to time in one or more classes and one or more series within such classes in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors of the Corporation and stated in the resolution or resolutions providing for the issuance thereof, prior to the issuance of any shares thereof. The Board of Directors shall have the authority to fix and determine and to amend, subject to these provisions, the designation, preferences, limitations and relative rights of the shares (including, without limitation, such matters as dividends, redemption, liquidation, conversion and voting) of any class or series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any class or series, the Board of Directors shall further have the authority, after the issuance of shares of a class or series whose number it has designated, to amend the resolution establishing such class or series to decrease the number of shares of that class or series, but not below the number of shares of such class or series then outstanding.


ARTICLES OF INCORPORATION OF
SHOWSTAR ONLINE.COM WASHINGTON, INC.                                      PAGE 1

     Section 3. CONSIDERATION FOR SHARES. The capital stock of the Corporation shall be issued for such consideration as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid and nonassessable.

     Section 4. DIVIDENDS. Dividends in cash, property or shares of the Corporation may be paid, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law.

                                    ARTICLE V
                               PRE-EMPTIVE RIGHTS

     No preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this Corporation.

                                   ARTICLE VI
                                CUMULATIVE VOTING

     The shareholders of this Corporation shall not be entitled to cumulative voting at the election of any Directors.

                                   ARTICLE VII
                                    DIRECTORS

     Section 1. NUMBER OF DIRECTORS. The Board of Directors shall be composed of not less than three (3) nor more than nine (9) Directors. Except with respect to the initial Board of Directors, the specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this Corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

     Section 2. CLASSIFICATION OF DIRECTORS. The Directors shall be divided into three classes: Class I, Class II and Class III, with each class to be as nearly equal in number as possible. The term of office of Directors of the first class shall expire at the first annual meeting of shareholders after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. The term of office of Directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Upon the expiration of the initial staggered terms, Directors shall be elected for a term of three (3) years to succeed those Directors whose terms expire. If the number of Directors is increased or decreased by the Board as specified herein, such change will be apportioned among the classes so that after the change, the classes will remain as nearly equal in number as possible. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been duly elected and qualified.

ARTICLES OF INCORPORATION OF
SHOWSTAR ONLINE.COM WASHINGTON, INC.                                      PAGE 2

     Section 3. REMOVAL OF DIRECTORS. The shareholders may remove one or more Directors with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of a Director or Directors.

     Section 4. VACANCIES ON BOARD OF DIRECTORS. If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, the Board of Directors may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The shareholders may fill a vacancy only if there are no Directors in office.

     Section 5. INITIAL BOARD OF DIRECTORS. The initial Board of Directors shall consist of five Directors. The names, addresses, and class designations of the initial Directors of this corporation, who shall serve as Directors until their respective successors are duly elected and qualified, are as follows:

CLASS I:
--------

NAME                          ADDRESS
----                          -------
William Peterson              2819 Glenn Lakes
                              Missouri City, TX  77459

CLASS II:
---------

NAME                          ADDRESS
----                          -------
Louis Bianchi                 5407 - 108th Avenue N.E.
                              Kirkland, WA  98033

Lloyd E. Dohner               14126 Sandfield Drive
                              Houston, TX  77077-1417

CLASS III:
----------

NAME                          ADDRESS
----                          -------
John Punzo                    12484 - 63A Avenue
                              Surrey, B.C.  V3X 2C7

Barry Forward                 930 Beaconsfield Road
                              North Vancouver, B.C.  V7R 1S9


ARTICLES OF INCORPORATION OF
SHOWSTAR ONLINE.COM WASHINGTON, INC.                                      PAGE 3

                                  ARTICLE VIII
                  CONTRACTS IN WHICH DIRECTORS HAVE AN INTEREST

     Any contract or other transaction between this Corporation and one or more of its directors, or between this Corporation and any corporation, firm, association, or other entity, of which one or more of this Corporation's Directors are shareholders, members, directors, officers or employees or in which they are interested, shall be valid for all purposes, notwithstanding the presence of such Director or Directors at the meeting of the Board of Directors which acts upon or in reference to such contract or transaction and notwithstanding the participation of such Director or Directors in such actions, by voting or otherwise, even though the presence or vote, or both, of such Director or Directors might have been necessary to obligate this Corporation upon such contract or transaction; provided, that the fact of such interest shall be disclosed to or known by the Directors acting on such contract or transaction.

                                   ARTICLE IX
                     REGISTERED AGENT AND REGISTERED OFFICE

     The registered agent and registered office of the Corporation shall be as follows:

                        COLUMBIA CORPORATE SERVICES, INC.
                          701 Fifth Avenue, Suite 5701
                                Seattle, WA 98104


                                    ARTICLE X
                                 INDEMNIFICATION

     Section 1. A Director of this Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for conduct as a Director, except for liability of the Director: (i) for acts or omissions that involve intentional misconduct by the Director or a knowing violation of law by the Director; (ii) for conduct violating RCW 23B.08.310 of the Washington Business Corporation Act; or (iii) for any transaction from which the Director will personally receive a benefit in money, property or services to which the Director is not legally entitled. If the Washington Business Corporation Act is amended in the future to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a Director of this Corporation shall be eliminated or limited to the full extent permitted by the Washington Business Corporation Act, as so amended, without any requirement of further action by the shareholders.

     Section 2. The Corporation shall indemnify any individual made a party to a proceeding because that individual is or was a Director of the Corporation and shall advance or reimburse the reasonable expenses incurred by the individual in advance of final disposition of the proceeding, without regard to the limitations in RCW 23B.08.510 through 23B.08.550 of the Washington Business Corporation Act, or any other limitation which may hereafter be enacted, to the extent such limitation may be disregarded if authorized by the Articles of Incorporation, to the full extent and under all circumstances permitted by applicable law.

     Section 3. Any repeal or modification of this Article by the shareholders of this Corporation shall not adversely affect any right of any individual who is or was a Director of the Corporation which existed at the time of such repeal or modification.

ARTICLES OF INCORPORATION OF
SHOWSTAR ONLINE.COM WASHINGTON, INC.                                      PAGE 4

                                   ARTICLE XI
                    RIGHT TO AMEND ARTICLES OF INCORPORATION

     This Corporation reserves the right to amend or repeal any of the provisions contained in its Articles of Incorporation in any manner now or hereafter permitted by law, and the rights of the shareholders of this Corporation are granted subject to this reservation.


                                   ARTICLE XII
                                     BYLAWS

     The Board of Directors shall have the power to adopt, amend, or repeal the Bylaws of this Corporation, subject to the power of the shareholders to amend or repeal such Bylaws. The shareholders shall also have the power to amend or repeal the Bylaws of this Corporation and to adopt new Bylaws.


                                  ARTICLE XIII
                                  INCORPORATOR

     The name and address of the incorporator is as follows:

                        Columbia Corporate Services, Inc.
                          701 Fifth Avenue, Suite 5701
                                Seattle, WA 98104


                                   ARTICLE XIV
                           APPROVAL OF CERTAIN ACTIONS

     Except to the extent that any of the following actions are permitted to be taken solely upon approval of the Board of Directors of the Corporation without shareholder action pursuant to these Articles of Incorporation or the Washington Business Corporation Act, any amendment of the Articles of Incorporation or the Bylaws of the Corporation, approval of a plan of merger or share exchange, authorizing the sale, lease, exchange or other disposition of all or substantially all of the Corporation's property, authorizing dissolution of the Corporation or any increase in the authorized capital stock of the Corporation (whether pursuant to Article IV or otherwise), any cancellation, redemption or purchase by the Corporation of any of its shares, any change in the rights attached to any class of its shares, and any other reorganization of the Corporation of any nature, shall require approval by each voting group entitled to vote thereon by a simple majority of all the votes entitled to be cast by that voting group.

                                   ARTICLE XV
               SHAREHOLDER VOTING ON SIGNIFICANT CORPORATE ACTION

     Any corporate action for which the Washington Business Corporation Act, as then in effect, would otherwise require approval by either two-thirds vote of the shareholders of the Corporation or by a two-thirds vote of one or more voting groups shall be deemed approved by the shareholders or the voting group(s) if it is approved by the affirmative vote of the


ARTICLES OF INCORPORATION OF
SHOWSTAR ONLINE.COM WASHINGTON, INC.                                      PAGE 5
holders of a majority of shares entitled to vote or, if approval by voting groups is required, by the holders of a majority of shares of each voting group entitled to vote separately. Notwithstanding this Article XV, effect shall be given to any other provision of these Articles of Incorporation that specifically requires a greater vote for approval of any particular corporate action.


                                   ARTICLE XVI
                      SHAREHOLDER ACTION BY WRITTEN CONSENT

     Action required or permitted to be taken at a shareholders' meeting may be taken without a meeting or a vote if either:

(a) The action is taken by written consent of all shareholders entitled to vote on the action; or

(b) So long as this Corporation is not a public company, the action is taken by written consent of shareholders holding of record or otherwise entitled to vote, in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted.

     To the extent that the Washington Business Corporation Act requires prior notice of any such action to be given to non-consenting or non-voting shareholders, written notice of such action shall be given at least five (5) days prior to the effective date of such action, unless a greater period is required by law.


                                  ARTICLE XVII
                        SPECIAL MEETINGS OF SHAREHOLDERS

     So long as this Corporation is a public company, special meetings of the shareholders of the Corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

                                  ARTICLE XVIII
                       QUORUM FOR MEETINGS OF SHAREHOLDERS

     Except with respect to any greater requirement contained in these Articles of Incorporation or the Washington Business Corporation Act, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the Washington Business Corporation Act, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders.

ARTICLES OF INCORPORATION OF
SHOWSTAR ONLINE.COM WASHINGTON, INC.                                      PAGE 6

     The undersigned, as incorporator of this Corporation under the Washington Business Corporation Act as codified at RCW 23B, adopts these Articles of Incorporation.

     Dated this 11th day of August, 2000.


                                  COLUMBIA CORPORATE SERVICES, INC.


                                  /s/
                                  ----------------------------------------------
                                  Nick Solandros, Secretary
                                  Incorporator


ARTICLES OF INCORPORATION OF
SHOWSTAR ONLINE.COM WASHINGTON, INC.                                      PAGE 7

                      CONSENT TO SERVE AS REGISTERED AGENT

     Columbia Corporate Services, Inc. hereby consents to serve as Registered Agent, in the State of Washington for SHOWSTAR ONLINE.COM WASHINGTON, INC. Columbia Corporate Services, Inc. understands that as agent for said corporation, it will be its responsibility to receive service of process in the name of said corporation; to forward all mail and notices to said corporation; and to immediately notify the office of the Secretary of State of Washington in the event of its resignation, or of any changes in the registered office address of SHOWSTAR ONLINE.COM WASHINGTON, INC.

     Dated: August 11, 2000.


                                  COLUMBIA CORPORATE SERVICES, INC.


                                  /s/
                                  ----------------------------------------------
                                  Nick Solandros, Secretary

                                  Registered Address:
                                  701 Fifth Avenue, Suite 5701
                                  Seattle, WA 98104-7003


ARTICLES OF INCORPORATION OF
SHOWSTAR ONLINE.COM WASHINGTON, INC.                                      PAGE 8

                                    EXHIBIT E

                                    BYLAWS OF
                      SHOWSTAR ONLINE.COM WASHINGTON, INC.


                                TABLE OF CONTENTS


SECTION 1 - OFFICES .....................................................................................1

SECTION 2 - SHAREHOLDERS ................................................................................1
         2.1       Annual Meeting........................................................................1
         2.2       Special Meetings......................................................................1
         2.3       Meetings by Communications Equipment..................................................1
         2.4       Date, Time and Place of Meeting.......................................................1
         2.5       Notice of Meeting.....................................................................1
         2.6       Waiver of Notice......................................................................2
         2.7       Fixing of Record Date for Determining Shareholders....................................2
         2.8       Voting Record.........................................................................2
         2.9       Quorum................................................................................2
         2.10      Manner of Acting......................................................................3
         2.11      Proxies...............................................................................3
         2.12      Voting Shares.........................................................................3
         2.13      Voting for Directors..................................................................3
         2.14      Action by Shareholders Without a Meeting..............................................3

SECTION 3 - BOARD OF DIRECTORS...........................................................................4
         3.1       General Powers........................................................................4
         3.2       Number, Classification and Tenure.....................................................4
         3.3       Annual and Regular Meetings...........................................................4
         3.4       Special Meetings......................................................................4
         3.5       Meetings by Communications Equipment..................................................5
         3.6       Notice of Special Meetings............................................................5
                   3.6.1     Personal Delivery...........................................................5
                   3.6.2     Delivery by Mail............................................................5
                   3.6.3     Delivery by Private Carrier.................................................5
                   3.6.4     Facsimile Notice............................................................5
                   3.6.5     Delivery by Telegraph.......................................................5
                   3.6.6     Oral Notice.................................................................6
         3.7       Waiver of Notice......................................................................6
                   3.7.1     In Writing..................................................................6
                   3.7.2     By Attendance...............................................................6
         3.8       Quorum
         3.9       Manner of Acting......................................................................6
         3.10      Presumption of Assent.................................................................7
         3.11      Action by Board or Committees Without a Meeting.......................................7


                                       i

         3.12      Resignation...........................................................................7
         3.13      Removal...............................................................................7
         3.14      Vacancies.............................................................................7
         3.15      Executive and Other Committees........................................................8
                   3.15.1    Creation of Committees......................................................8
                   3.15.2    Authority of Committees.....................................................8
                   3.15.3    Minutes of Meetings.........................................................8
                   3.15.4    Removal.....................................................................8
         3.16      Compensation..........................................................................8

SECTION 4 - OFFICERS ....................................................................................9
         4.1       Appointment and Term..................................................................9
         4.2       Resignation...........................................................................9
         4.3       Removal...............................................................................9
         4.4       Contract Rights of Officers...........................................................9
         4.5       Chairman of the Board.................................................................9
         4.6       President............................................................................10
         4.7       Vice President.......................................................................10
         4.8       Secretary............................................................................10
         4.9       Treasurer............................................................................10
         4.10      Salaries  ...........................................................................10

SECTION 5 - CONTRACTS, LOANS, CHECKS AND DEPOSITS ......................................................11
         5.1       Contracts............................................................................11
         5.2       Loans to the Corporation.............................................................11
         5.3       Checks, Drafts, Etc..................................................................11
         5.4       Deposits.............................................................................11

SECTION 6 - CERTIFICATES FOR SHARES AND THEIR TRANSFER .................................................11
         6.1       Issuance of Shares...................................................................11
         6.2       Certificates for Shares..............................................................11
         6.3       Stock Records........................................................................12
         6.4       Restriction on Transfer..............................................................12
         6.5       Transfer of Shares...................................................................12
         6.6       Lost or Destroyed Certificates.......................................................12

SECTION 7 - BOOKS AND RECORDS ..........................................................................13

SECTION 8 - ACCOUNTING YEAR ............................................................................13

SECTION 9 - SEAL........................................................................................14

SECTION 10 - INDEMNIFICATION............................................................................14
         10.1      Right to Indemnification.............................................................14
         10.2      Restrictions on Indemnification......................................................14



                                       ii

         10.3      Advancement of Expenses..............................................................15
         10.4      Right of Indemnitee to Bring Suit....................................................15
         10.5      Nonexclusivity of Rights.............................................................15
         10.6      Insurance, Contracts and Funding.....................................................15
         10.7      Indemnification of Employees and Agents of the Corporation...........................16
         10.8      Persons Serving Other Entities.......................................................16

SECTION 11 - LIMITATION OF LIABILITY ...................................................................16

SECTION 12 - AMENDMENTS ................................................................................16


                               SECTION 1. OFFICES

     The principal office of the corporation shall be located at the principal place of business or such other place as the Board of Directors ("Board") may designate. The corporation may have such other offices as the Board may designate or as the business of the corporation may require.

                             SECTION 2. SHAREHOLDERS
2.1  ANNUAL MEETING

     The annual meeting of the shareholders to elect Directors and transact such other business as may properly come before the meeting shall be held on a date not more than 180 days after the end of the corporation's fiscal year, such date and time to be determined by the Board.

2.2  SPECIAL MEETINGS

     Special meetings of the shareholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

2.3  MEETINGS BY COMMUNICATIONS EQUIPMENT

     Shareholders may participate in any meeting of the shareholders by any means of communication by which all persons participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

2.4  DATE, TIME AND PLACE OF MEETING

     Except as otherwise provided in these Bylaws, all meetings of shareholders shall be held on such date and at such time and place designated by or at the direction of the Board.

2.5  NOTICE OF MEETING

     Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by or at the direction of the Board, the Chairman of the Board, the President or the Secretary to each shareholder entitled to notice of or to vote at the meeting not less than ten (10) nor more than sixty (60) days before the meeting, except that notice of a meeting to act on a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the corporation's assets other than in the regular course of business or the dissolution of the corporation shall be given not less than twenty (20) or more than sixty (60) days before such meeting. If an annual or special shareholders' meeting is adjourned to a different date, time or place, no notice of the new date, time or place is required if they are announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed, notice of the adjourned meeting must be given to shareholders entitled to notice of or to vote as of the new record date.

     Such notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or communications equipment that transmits a facsimile of the notice. If those forms of written notice are impractical in the view of the Board, the Chairman of the Board, the President or the Secretary, written notice may be transmitted by an advertisement in a newspaper of general circulation in the area of the corporation's principal office. If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the shareholder at such shareholder's address as it appears in the corporation's current record of shareholders. Notice given in any other manner shall be deemed effective when dispatched to the shareholder's address, telephone number or other number appearing on the records of the corporation. Any notice given by publication as herein provided shall be deemed effective five days after first publication.

2.6  WAIVER OF NOTICE

     Whenever any notice is required to be given to any shareholder under the provisions of these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act, a waiver of notice in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting or before or after the action to be taken by consent is effective, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any shareholder by attendance in person or by proxy, unless such shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

2.7  FIXING OF RECORD DATE FOR DETERMINING SHAREHOLDERS

     For the purpose of determining shareholders entitled (a) to notice of or to vote at any meeting of shareholders or any adjournment thereof, (b) to receive payment of any dividend, or (c) in order to make a determination of shareholders for any other purpose, the Board may fix a future date as the record date for any such determination. Such record date shall be not more than 60 days, and, in case of a meeting of shareholders, not less than 10 days, prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to shareholders. Such a determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is set for the determination of shareholders entitled to receive payment of any stock, dividend or distribution (other than one involving a purchase, redemption or other acquisition of the corporation's shares), the record date shall be the date the Board authorizes the stock dividend or distribution.

2.8  VOTING RECORD

     At least ten (10) days before each meeting of shareholders, an alphabetical list of the shareholders entitled to notice of such meeting shall be made, arranged by voting group and by each class or series of shares, with the address of and number of shares held by each shareholder. This record shall be kept at the principal office of the corporation for 10 days prior to such meeting, and shall be kept open at such meeting, for the inspection of any shareholder or any shareholder's agent or attorney.

2.9  QUORUM

     Except with respect to any greater requirement contained in the Articles of Incorporation or the Washington Business Corporation Act, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the Washington Business Corporation Act, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders. If less than the required number of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

2.10 MANNER OF ACTING

     If a quorum is present, action on a matter other than the election of Directors shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Articles of Incorporation or the Washington Business Corporation Act requires a greater number of affirmative votes. Whenever the Washington Business Corporation Act permits a corporation's bylaws to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Bylaws hereby specify that the number of shares required to approve such an action shall be such lesser number.

2.11 PROXIES

     A shareholder may vote by proxy executed in writing by the shareholder or by his or her attorney-in-fact or agent. Such proxy shall be effective when received by the Secretary or other officer or agent of the corporation authorized to tabulate votes. A proxy shall become invalid eleven months after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle its holder to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment.

2.12 VOTING SHARES

     Except as provided in the Articles of Incorporation, each outstanding share entitled to vote with respect to a matter submitted to a meeting of shareholders shall be entitled to one vote upon such matter.

2.13 VOTING FOR DIRECTORS

     Each shareholder entitled to vote in an election of Directors may vote, in person or by proxy, the number of shares owned by such shareholder for as many persons as there are Directors to be elected and for whose election such shareholder has a right to vote. Shareholders shall not have the right to cumulate their votes. Unless otherwise provided in the Articles of Incorporation, the candidates elected shall be those receiving the largest number of votes cast, up to the number of Directors to be elected.

2.14 ACTION BY SHAREHOLDERS WITHOUT A MEETING

     Any action that may be or is required to be taken at a meeting of the shareholders may be taken without a meeting if one or more written consents describing the action taken shall be signed by shareholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted. The Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If not otherwise fixed by the Board, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder consent is delivered to the corporation. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the corporation prior to the time that consents sufficient to authorize taking the action have been delivered to the corporation. Every written consent shall bear the date of signature of each shareholder who signs the consent. A written consent is not effective to take the action referred to in the consent unless, within 60 days of the earliest dated consent delivered to the corporation, written consents signed by a sufficient number of shareholders to take action are delivered to the corporation. Unless the consent specifies a later effective date, actions taken by written consent of the shareholders are effective when: (a) consents sufficient to authorize taking the action are in possession of the corporation, and (b) the period of advance notice required by the Articles of Incorporation to be given to any non-consenting or non-voting shareholder has been satisfied. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the shareholders.


                          SECTION 3. BOARD OF DIRECTORS

3.1  GENERAL POWERS

     All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act.

3.2  NUMBER, CLASSIFICATION AND TENURE

     The Board of Directors shall be composed of not less than three (3) nor more than nine (9) Directors. The specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time in the manner provided by the Articles of Incorporation, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. The Directors shall be divided into three classes: Class I, Class II and Class III, with each class to be as nearly equal in number as possible, as specified by resolution of the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office. The term of office of Directors of the first class shall expire at the first annual meeting of shareholders after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. The term of office of Directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Upon the expiration of the initial staggered terms, Directors shall be elected for a term of three (3) years to succeed those Directors whose terms expire. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been duly elected and qualified or until there is a decrease in the number of Directors. Directors need not be shareholders of the corporation or residents of the State of Washington, and need not meet any other qualifications.

3.3  ANNUAL AND REGULAR MEETINGS

     An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of shareholders. By resolution, the Board, or any committee designated by the Board, may specify the time and place for holding regular meetings without notice other than such resolution.

3.4  SPECIAL MEETINGS

     Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any one-third or more of the Directors in office and, in the case of any special meeting of any committee designated by the Board, by its Chairman. The person or persons authorized to call special meetings may fix any place for holding any special Board or committee meeting called by them.

3.5  MEETINGS BY COMMUNICATIONS EQUIPMENT

     Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by, or conduct the meeting through the use of, any means of communication by which all Directors participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

3.6  NOTICE OF SPECIAL MEETINGS

     Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of such meeting.

     3.6.1 PERSONAL DELIVERY

     If notice is given by personal delivery, the notice shall be delivered to a Director at least two (2) days before the meeting.

     3.6.2 DELIVERY BY MAIL

     If notice is delivered by mail, the notice shall be deposited in the official government mail at least five (5) days before the meeting, properly addressed to a Director at his or her address shown on the records of the corporation, with postage thereon prepaid.

     3.6.3 DELIVERY BY PRIVATE CARRIER

     If notice is given by private carrier, the notice shall be dispatched to a Director at his or her address shown on the records of the corporation at least three (3) days before the meeting.

     3.6.4 FACSIMILE NOTICE

     If a notice is delivered by wire or wireless equipment that transmits a facsimile of the notice, the notice shall be dispatched at least two (2) days before the meeting to a Director at his or her telephone number or other number appearing on the records of the corporation.

     3.6.5 DELIVERY BY TELEGRAPH

     If notice is delivered by telegraph, the notice shall be delivered to the telegraph company for delivery to a Director at his or her address shown on the records of the corporation at least three (3) days before the meeting.

     3.6.6 ORAL NOTICE

     If notice is delivered orally, by telephone or in person, the notice shall be personally given to the Director at least two (2) days before the meeting.

3.7  WAIVER OF NOTICE

     3.7.1 IN WRITING

     Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board or any committee designated by the Board need be specified in the waiver of notice of such meeting.

     3.7.2 BY ATTENDANCE

     A Director's attendance at or participation in a Board or committee meeting shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business at such meeting and does not thereafter vote for or assent to action taken at the meeting.

3.8  QUORUM

     A majority of the number of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting but, if less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice. A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the committee meeting from time to time without further notice.

3.9  MANNER OF ACTING

     If a quorum is present when the vote is taken, the act of the majority of the Directors present at a Board or committee meeting shall be the act of the Board or such committee, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act.

3.10 PRESUMPTION OF ASSENT

     A Director of the corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless: (a) the Director objects at the beginning of the meeting, or promptly upon the Director's arrival, to holding the meeting or transacting any business at such meeting, (b) the Director's dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the Director delivers written notice of the Director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

3.11 ACTION BY BOARD OR COMMITTEES WITHOUT A MEETING

     Any action that could be taken at a meeting of the Board or of any committee created by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the Directors or by each committee member either before or after the action is taken and delivered to the corporation. Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent, unless the consent specifies a later effective date. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

3.12 RESIGNATION

     Any Director may resign from the Board or any committee of the Board at any time by delivering either oral tender of resignation at any meeting of the Board or any committee, or written notice to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.13 REMOVAL

     At a meeting of shareholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause (unless the Articles of Incorporation permit removal for cause only) by the holders of the shares entitled to elect the Director or Directors whose removal is sought if the number of votes cast to remove the Director exceeds the number of votes cast not to remove the Director.

3.14 VACANCIES

     If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of Directors, the Board may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The shareholders may fill a vacancy only if there are no Directors in office. A Director elected to fill a vacancy shall serve only until the next election of Directors by the shareholders.

3.15 EXECUTIVE AND OTHER COMMITTEES

     3.15.1 CREATION OF COMMITTEES

     The Board, by resolution adopted by the greater of a majority of the Directors then in office or the number of Directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Executive Committee and an Audit and Compensation Committee, and appoint members from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, the Articles of Incorporation, these Bylaws and applicable law. Each committee must have two or more members, and the Board may designate one or more Directors as alternate members who may replace any absent or disqualified member at any committee meeting, with all such members and alternate members to serve at the pleasure of the Board.

     3.15.2 AUTHORITY OF COMMITTEES

     Each Committee shall have and may exercise all the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions adopted in like manner, except that no such committee shall have the authority to: (i) approve or adopt, or recommend to the shareholders, any action or matter expressly required by the Articles of Incorporation or the Washington Business Corporation Act to be submitted to shareholders for approval, or (ii) adopt, amend or repeal any Bylaws of the corporation.

     3.15.3 MINUTES OF MEETINGS

     All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

     3.15.4 REMOVAL

     The Board may remove any member of any committee elected or appointed by it but only by the affirmative vote of the greater of a majority of Directors then in office or the number of Directors required to take action in accordance with these Bylaws.

3.16 COMPENSATION

     By Board resolution, Directors and committee members may be paid either expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the corporation in any other capacity and receiving compensation therefor.


                               SECTION 4. OFFICERS

4.1  APPOINTMENT AND TERM

     The officers of the corporation shall be those officers appointed from time to time by the Board or by any other officer empowered to do so. The Board shall have sole power and authority to appoint executive officers. As used herein, the term "EXECUTIVE OFFICER" shall mean the President, the Chief Executive Officer, the Chief Financial Officer and any other officer designated by the Board as an executive officer. The Board or the President may appoint such other officers to hold office for such period, have such authority and perform such duties as may be prescribed. The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.

4.2  RESIGNATION

     Any officer may resign at any time by delivering written notice to the corporation. Any such resignation is effective upon delivery, unless the notice of resignation specifies a later effective date, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

4.3  REMOVAL

     Any officer may be removed by the Board at any time, with or without cause. An officer or assistant officer, if appointed by another officer, may be removed at any time, with or without cause, by any officer authorized to appoint such officer or assistant officer.

4.4  CONTRACT RIGHTS OF OFFICERS

     The appointment of an officer does not itself create contract rights.

4.5  CHAIRMAN OF THE BOARD

     If appointed, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time, and shall preside over meetings of the Board and shareholders unless another officer is appointed or designated by the Board or Chairman of such meetings.

4.6  PRESIDENT

     If appointed, the President shall be the chief executive officer of the corporation (unless some other officer is so designated by the Board), and shall preside over meetings of the Board and shareholders in the absence of a Chairman of the Board, and, subject to the Board's control, shall supervise and control all the assets, business and affairs of the corporation. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time. If no Secretary has been appointed, the President shall have responsibility for the preparation of minutes of meetings of the Board and shareholders and for authentication of the records of the corporation.

4.7  VICE PRESIDENT

     In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by or at the direction of the Board.

4.8  SECRETARY

     If appointed, the Secretary shall be responsible for preparation of minutes of the meetings of the Board and shareholders, maintenance of the corporation records and stock registers, and authentication of the corporation's records, and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.9  TREASURER

     If appointed, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

4.10 SALARIES

     The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the corporation.


                SECTION 5. CONTRACTS, LOANS, CHECKS AND DEPOSITS

5.1  CONTRACTS

     The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

5.2  LOANS TO THE CORPORATION

     No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

5.3  CHECKS, DRAFTS, ETC.

     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

5.4  DEPOSITS

     All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may authorize.


              SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1  ISSUANCE OF SHARES

     No shares of the corporation shall be issued unless authorized by the Board, or by a committee designated by the Board to the extent such committee is empowered to do so.

6.2  CERTIFICATES FOR SHARES

     Certificates representing shares of the corporation shall be signed, either manually or in facsimile, by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary, and shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.

6.3  STOCK RECORDS

     The stock transfer books shall be kept at the principal office at the corporation or at the office of the corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

6.4  RESTRICTION ON TRANSFER

     Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

6.5  TRANSFER OF SHARES

     The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.

6.6  LOST OR DESTROYED CERTIFICATES

     In the case of a lost, destroyed or damaged certificate, a new certificate may be issued in its place upon such terms and indemnity to the corporation as the Board may prescribe.

                          SECTION 7. BOOKS AND RECORDS

The corporation shall:

     (a) Keep as permanent records minutes of all meetings of its shareholders and the Board, a record of all actions taken by the shareholders or the Board without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the corporation.

     (b) Maintain appropriate accounting records.

     (c) Maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each; provided, however, such record may be maintained by an agent of the corporation.

     (d) Maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

     (e) Keep a copy of the following records at its principal office:

          1. The Articles of Incorporation and all amendments thereto as currently in effect;

          2. These Bylaws and all amendments thereto as currently in effect;

          3. The minutes of all meetings of shareholders and records of all action taken by shareholders without a meeting, for the past three years;

          4. The corporation's financial statements for the past three years;

          5. All written communications to shareholders generally within the past three years;

          6. A list of the names and business addresses of the current Directors and officers; and

          7. The most recent annual report delivered to the Washington Secretary of State.

                           SECTION 8. ACCOUNTING YEAR

     The accounting year of the corporation shall be the calendar year, provided that if a different accounting year is at any time selected by the Board for purposes of federal income taxes, or any other purpose, the accounting year shall be the year so selected.

                                 SECTION 9. SEAL

     The Board may provide for a corporate seal that shall consist of the name of the corporation, the state of its incorporation, and the year of its incorporation.

                           SECTION 10. INDEMNIFICATION

10.1 RIGHT TO INDEMNIFICATION

     Each person who was, is or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit, claim or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereinafter "PROCEEDINGS"), by reason of the fact that he or she is or was a Director or officer of the corporation or, that being or having been such a Director or officer of the corporation, he or she is or was serving at the request of the corporation as a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (hereafter an "INDEMNITEE"), whether the basis of a proceeding is alleged action in an official capacity or in any other capacity while serving as such a Director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the corporation against all losses, claims, damages (compensatory, exemplary, punitive or otherwise), liabilities and expenses (including attorneys' fees, costs, judgments, fines, ERISA excise taxes or penalties, amounts to be paid in settlement and any other expenses) actually and reasonably incurred or suffered by such indemnitee in connection therewith, and such indemnification shall continue as to an indemnitee who has ceased to be a Director or officer of the Company or a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Except as provided in subsection 10.4 of this Section with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if a proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this Section shall be a contract right.

10.2 RESTRICTIONS ON INDEMNIFICATION

     No indemnification shall be provided to any such indemnitee for acts or omissions of the indemnitee (a) if the indemnitee did not (i) act in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation, and (ii) with respect to any criminal action or proceeding, have reasonable cause to believe the indemnitee's conduct was unlawful; or (b) if the corporation is otherwise prohibited by applicable law from paying such indemnification. Notwithstanding the foregoing, if RCW 23B.08.500 through 23B.08.590 or any successor provisions of the Washington Business Corporations Act are hereafter amended, the restrictions on indemnification set forth in this subsection 10.2 shall be as set forth in such amended statutory provisions.

10.3 ADVANCEMENT OF EXPENSES

     The right to indemnification conferred in this Section shall include the right to be paid by the corporation the expenses reasonably incurred in defending any proceeding in advance of its final disposition (hereinafter an "advancement of expenses"). An advancement of expenses shall be made upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified.

10.4 RIGHT OF INDEMNITEE TO BRING SUIT

     If a claim under subsection 10.1 or 10.3 of this Section is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part, in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of the undertaking, the indemnitee shall be entitled to be paid also the expense of litigating such suit. The indemnitee shall be presumed to be entitled to indemnification under this Section upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, when the required undertaking has been tendered to the corporation), and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is so entitled.

10.5 NONEXCLUSIVITY OF RIGHTS

     The right to indemnification and the advancement of expenses conferred in this Section shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or Bylaws of the corporation, general or specific action of the Board or shareholders, contract or otherwise.

10.6 INSURANCE, CONTRACTS AND FUNDING

     The corporation may maintain insurance, at its expense, to protect itself and any Director, officer, partner, trustee, employee or agent of the corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the corporation would have the authority or right to indemnify such person against such expense, liability or loss under the Washington Business Corporation Act or other law. The corporation may enter into contracts with any Director, officer, partner, trustee, employee or agent of the corporation in furtherance of the provisions of this Section and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section.

10.7 INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION

     In addition to the rights of indemnification set forth in subsection 10.1, the corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees and agents or any class or group of employees and agents of the corporation: (a) with the same scope and effect as the provisions of this Section with respect to indemnification and the advancement of expenses of Directors and officers of the corporation; (b) pursuant to rights granted or provided by the Washington Business Corporation Act; or (c) as are otherwise consistent with law.

10.8 PERSONS SERVING OTHER ENTITIES

     Any person who, while a Director or officer of the corporation, is or was serving (a) as a Director, officer, employee or agent of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the corporation, or (b) as a partner, trustee or otherwise in an executive or management capacity in a partnership, joint venture, trust, employee benefit plan or other enterprise of which the corporation or a majority-owned subsidiary of the corporation is a general partner or has a majority ownership, shall conclusively be deemed to be so serving at the request of the corporation and entitled to indemnification and the advancement of expenses under subsections 10.1 and 10.3 of this Section.

                       SECTION 11. LIMITATION OF LIABILITY

     To the fullest extent that the Washington Business Corporation Act, as it exists on the date hereof or as it may hereafter be amended, permits the limitation or elimination of the liability of any person who would be considered an indemnitee under subsection 10.1 of Section 10, an indemnitee of the corporation shall not be liable to the corporation or its shareholders for monetary damages for conduct in the capacity based upon which such person is considered an indemnitee. Any amendments to or repeal of this Section 11 shall not adversely affect any right or protection of any indemnitee of the corporation for or with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

                             SECTION 12. AMENDMENTS

     These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not repeal or amend any Bylaw that the shareholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board. The shareholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended, repealed, altered or modified by the shareholders.

     The foregoing Bylaws were adopted by the Board of Directors of the corporation on August _____ , 2000.


                                        ----------------------------------------
                                        By:                         , Secretary
                                           -------------------------

Colorado Revised Statutes                                                    i
                                    EXHIBIT F


                            COLORADO REVISED STATUTES
                                   ARTICLE 113
                               DISSENTERS' RIGHTS


                                     PART 1
                               RIGHT OF DISSENT -
                               PAYMENT FOR SHARES

7-113-101. Definitions.

7-113-102. Right to dissent.

7-113-103. Dissent by nominees and beneficial owners.


                                     PART 2
                             PROCEDURE FOR EXERCISE
                              OF DISSENTERS' RIGHTS

7-113-201. Notice of dissenters' rights.

7-113-202. Notice of intent to demand payment.

7-113-203. Dissenters' notice.

7-113-204. Procedure to demand payment.

7-113-205. Uncertificated shares.

7-113-206. Payment.

7-113-207. Failure to take action.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.


                                     PART 3
                         JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action.

7-113-302. Court costs and counsel fees.

Colorado Revised Statutes                                                    1


7-113-101. DEFINITIONS. For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

    (a) Consummation of a plan of merger to which the corporation is a party if:

        (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

        (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

    (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

    (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

    (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

Colorado Revised Statutes                                                    2

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

    (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

    (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

    (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

    (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

    (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

    (c) Cash in lieu of fractional shares; or

    (d) Any combination of the foregoing described shares or cash in lieu of fractional shares,

(2) (Deleted by amendment, L. 96, p. 1321, Section 30, effective June 1,
1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Colorado Revised Statutes                                                    3


7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

    (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

    (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS' RIGHTS.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

Colorado Revised Statutes                                                    4


7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

    (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

    (b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or
(2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE. (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

    (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

    (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited:

    (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

    (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

    (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

    (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

    (g) Be accompanied by a copy of this article.

Colorado Revised Statutes                                                   5


7-113-204. PROCEDURE TO DEMAND PAYMENT.

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

    (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

    (b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-206. PAYMENT.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

    (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

Colorado Revised Statutes                                                    6


    (b) A statement of the corporation's estimate of the fair value of the shares;

    (c) An explanation of how the interest was calculated;

    (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

    (e) A copy of this article.

7-113-207. FAILURE TO TAKE ACTION.

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares,

(2) If the effective date of the corporate action creating dissenters' rights under Section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section
7-113-206 (2).

Colorado Revised Statutes                                                   7


7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

    (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

    (b) The corporation falls to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

    (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301. COURT ACTION.

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

Colorado Revised Statutes                                                   8


(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES.

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

    (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

    (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                                    EXHIBIT G

                            SHOWSTAR ONLINE.COM, INC.

                             2000 STOCK OPTION PLAN


     1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

               (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

               (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

               (c) "BOARD" means the Board of Directors of the Company.

               (d) "CODE" means the Internal Revenue Code of 1986, as amended.

               (e) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

               (f) "COMMON STOCK" means the common stock of the Company.

               (g) "COMPANY" means SHOWSTAR ONLINE.COM, INC., a Colorado corporation.

               (h) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

               (i) "DIRECTOR" means a member of the Board.

               (j) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of: (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless re-employment upon expiration of such leave is guaranteed by statute or contract. If re-employment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               (l) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or the NASDAQ Small Cap Market of the NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                    (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                    (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

               (n) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

               (o) "OPTION" means a stock option granted pursuant to the Plan.

               (p) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (q) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

               (r) "OPTIONED STOCK" means the Common Stock subject to an Option or a Stock Purchase Right.

SHOWSTAR ONLINE.COM, INC.                                                 PAGE 2
2OOO STOCK OPTION PLAN

               (s) "OPTIONEE" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

               (t) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (u) "PLAN" means this 2000 Stock Option Plan.

               (v) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 10 below.

               (w) "SERVICE PROVIDER" means an Employee, Director or Consultant.

               (x) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

               (y) "STOCK PURCHASE RIGHT" means a right to purchase Common Stock pursuant to Section 10 below.

               (z) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is Seven Million Five Hundred Thousand (7,500,000) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4. ADMINISTRATION OF THE PLAN.

               (a) The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

               (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

SHOWSTAR ONLINE.COM, INC.                                                 PAGE 3
2OOO STOCK OPTION PLAN

                    (i) to determine the Fair Market Value;

                    (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

                    (iii) to determine the number of Shares to be covered by each such award granted hereunder;

                    (iv) to approve forms of agreement for use under the Plan;

                    (v) to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right of the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                    (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

                    (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

                    (viii) to initiate an Option Exchange Program;

                    (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                    (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

                    (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

               (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

SHOWSTAR ONLINE.COM, INC.                                                 PAGE 4
2OOO STOCK OPTION PLAN

     5. ELIGIBILITY.

               (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

               (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.


     6. TERM OF PLAN. Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of 10 years unless sooner terminated under Section 14 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than 10 years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be 5 years from the date of grant or such shorter term as may be provided in the Option Agreement.

     8. OPTION EXERCISE PRICE AND CONSIDERATION.

               (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                    (i) In the case of an Incentive Stock Option

                         (A) granted to an Employee who, at the time of grant of
such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                         (B) granted to any other Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

SHOWSTAR ONLINE.COM, INC.                                                 PAGE 5
2OOO STOCK OPTION PLAN

                    (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

                    (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

               (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of: (i) cash,
(ii) check, (iii) promissory note, (iv) other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (vi) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9. EXERCISE OF OPTION.

               (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

SHOWSTAR ONLINE.COM, INC.                                                 PAGE 6
2000 STOCK OPTION PLAN

               (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least 30 days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's total and permanent disability, as defined in Section 22(e)(3) of the Code, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

SHOWSTAR ONLINE.COM, INC.                                                 PAGE 7
2000 STOCK OPTION PLAN

     10. STOCK PURCHASE RIGHTS.

               (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

               (c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

               (d) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

     11. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Unless determined otherwise by the Administrator, Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

               (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or

SHOWSTAR ONLINE.COM, INC.                                                 PAGE 8
2000 STOCK OPTION PLAN
expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until 15 days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

               (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of 15 days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is


SHOWSTAR ONLINE.COM, INC.                                                 PAGE 9
2000 STOCK OPTION PLAN
not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     14. AMENDMENT AND TERMINATION OF THE PLAN.

               (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) SHAREHOLDER APPROVAL. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

               (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     15. CONDITIONS UPON ISSUANCE OF SHARES.

               (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the

SHOWSTAR ONLINE.COM, INC.                                                PAGE 10
2000 STOCK OPTION PLAN

Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.


     18. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

SHOWSTAR ONLINE.COM, INC.                                                PAGE 11
2000 STOCK OPTION PLAN

                            SHOWSTAR ONLINE.COM, INC.

                             2000 STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the 2000 Stock Option Plan shall have the same defined meanings in this Stock Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT

     [Optionee's Name and Address]

     _____________________________

     _____________________________

     _____________________________


     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number                  ____________________________________________

     Date of Grant                 ____________________________________________

     Vesting Commencement Date     ____________________________________________

     Exercise Price per Share      $___________________________________________

     Total Number of Shares Granted ___________________________________________

     Total Exercise Price          $___________________________________________

     Type of Option:               [___] Incentive Stock Option

                                   [___] Nonstatutory Stock Option

     Term/Expiration Date:         ____________________________________________


     VESTING SCHEDULE:

     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


SHOWSTAR ONLINE.COM, INC.                                                PAGE 12
2000 STOCK OPTION PLAN

     TERMINATION PERIOD:

     This Option shall be exercisable for three months after Optionee ceases to be a Service Provider. Upon Optionee's death or Disability, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.  AGREEMENT

     1. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "OPTIONEE"), an option (the "OPTION") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "EXERCISE PRICE"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in
Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

     2. EXERCISE OF OPTION.

          (a) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

          (b) METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as EXHIBIT A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. OPTIONEE'S REPRESENTATIONS. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as EXHIBIT B.

SHOWSTAR ONLINE.COM, INC.                                                PAGE 13
2000 STOCK OPTION PLAN

     4. LOCK-UP PERIOD. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "MANAGING UNDERWRITER") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "MARKET STANDOFF PERIOD") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     5. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash or check;

          (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

          (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     6. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

     7. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     9. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

SHOWSTAR ONLINE.COM, INC.                                                PAGE 14
2000 STOCK OPTION PLAN

          (a) EXERCISE OF NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (b) EXERCISE OF ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (c) DISPOSITION OF SHARES. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (d) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two (2) years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

     10. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the State of Washington.

     11. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE

SHOWSTAR ONLINE.COM, INC.                                                PAGE 15
2000 STOCK OPTION PLAN

HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE                                  SHOWSTAR ONLINE.COM, INC.


----------------------------------        -------------------------------------
Signature                                 By

----------------------------------        -------------------------------------
Print Name                                Title

----------------------------------

----------------------------------
Residence Address


SHOWSTAR ONLINE.COM, INC.                                                PAGE 16
2000 STOCK OPTION PLAN

                                    EXHIBIT A

                             2000 STOCK OPTION PLAN

                                 EXERCISE NOTICE


Showstar Online.com, Inc.
90-10551 Shellbridge Way
Richmond, British Columbia
Canada  V6X 2W9
Attention:  Secretary

     1. EXERCISE OF OPTION. Effective as of today, __________________, 20___, the undersigned ("OPTIONEE") hereby elects to exercise Optionee's option to purchase __________ shares of the Common Stock (the "SHARES") of Showstar Online.com, Inc. (the "COMPANY") under and pursuant to the 2000 Stock Option Plan (the "PLAN") and the Stock Option Agreement dated _____________, 20___ (the "OPTION AGREEMENT").

     2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

     3. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS AS SHAREHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

     5. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

          (a) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "OFFERED PRICE"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (b) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (c) PURCHASE PRICE. The purchase price ("PURCHASE PRICE") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d) PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (e) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "IMMEDIATE FAMILY" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (g) TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general

SHOWSTAR ONLINE.COM, INC.                                                PAGE 2-
EXERCISE NOTICE
public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     6. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     7. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

          (a) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ANY STATE SECURITIES LAWS.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b) STOP-TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to

SHOWSTAR ONLINE.COM, INC.                                                PAGE 3-
EXERCISE NOTICE
vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     8. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     9. INTERPRETATION. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     10. GOVERNING LAW; SEVERABILITY. This Exercise Notice is governed by the laws of the State of Washington.

     11. ENTIRE AGREEMENT. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                              Accepted by:

OPTIONEE                                   SHOWSTAR ONLINE.COM, INC.


----------------------------------         -------------------------------------
Signature                                  By:

----------------------------------         -------------------------------------
Print Name                                 Title

ADDRESS:                                   ADDRESS:

----------------------------------         -------------------------------------

----------------------------------         -------------------------------------

                                           -------------------------------------
                                           Date Received


SHOWSTAR ONLINE.COM, INC.                                                PAGE 4-
EXERCISE NOTICE

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT


OPTIONEE:      __________________

COMPANY:       SHOWSTAR ONLINE.COM, INC.

SECURITY:      COMMON STOCK

AMOUNT:        $_________________________

DATE:          __________________

     In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

     (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT").

     (b) Optionee acknowledges and understands that the Securities constitute "RESTRICTED SECURITIES" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

     (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), and
(4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     (c) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                        Signature of Optionee:

                                        ________________________________________

                                        Date: _________________________, 20_____

SHOWSTAR ONLINE.COM, INC.                                                 PAGE 2
INVESTMENT REPRESENTATION STATEMENT

                                      PROXY

                            SHOWSTAR ONLINE.COM INC.

                  PROXY FOR 2000 ANNUAL MEETING OF SHAREHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned shareholder of SHOWSTAR ONLINE.COM INC., a Colorado corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated August 15, 2000, and revoking all prior proxies, hereby appoints JOHN PUNZO or RUSS COSTIN, and each of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2000 Annual Meeting of Shareholders of SHOWSTAR ONLINE.COM INC., to be held on September 15, 2000, at 10:00 a.m. local time, at The Hotel International, 5621 - 196th S.W., Lynnwood, Washington, and at any adjournment or adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINATED DIRECTORS, FOR THE AMENDMENT TO THE COMPANY'S BYLAWS, FOR THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION, FOR THE PROPOSAL TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY, FOR THE ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF CORDORVANO & HARVEY, P.C. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

[x] Please mark your votes as in this example.

1. To approve an amendment to the Company's Bylaws to increase the number of authorized directors and to provide for staggered terms for the Board by providing that the Directors be divided into three equal classes whose terms of office shall respectively expire at different times, but no such term to continue longer than three years.

     [   ]  For                 [   ]  Against            [   ]  Abstain


2.   To elect the following nominees for Director (except as marked below):

NOMINEES: John Punzo, Barry Forward, Louis Bianchi, Lloyd E. Dohner and
          William E. Peterson

     [   ]  For All Nominees    [   ]  Withhold All

     [   ]  For All Except

To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

     ----------------------------------

     ----------------------------------

3. To approve an amendment to the Company's Articles of Incorporation to increase the authorized capital stock of the Company from 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock to 75,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock, and to provide authority to the Board of Directors to designate the rights and preferences of Preferred Stock.

     [   ]  For                 [   ]  Against            [   ]  Abstain


4. To approve the proposal to change the state of incorporation of the Company from Colorado to Washington.

     [  ]  For                  [   ]  Against            [   ]  Abstain


5. To approve the adoption of the Company's 2000 Stock Option Plan and to reserve 7,500,000 shares of the Company's Common Stock for issuance thereunder.

     [  ]  For                  [   ]  Against            [   ]  Abstain


6. To ratify the appointment of Cordovano & Harvey, P.C. as the Company's independent public accountants for the current year.

     [  ]  For                  [   ]  Against            [   ]  Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS 1, 3, 4, 5 and 6.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND A VOTE "FOR" EACH OF PROPOSALS 1, 3, 4, 5 AND 6 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE BELOW   [   ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING          [   ]

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.


PRINT NAME(S) EXACTLY AS SHOWN ON STOCK CERTIFICATE:____________________________


SIGNATURE:_____________________________________   DATE:_________________________


SIGNATURE:_____________________________________   DATE:_________________________


NEW ADDRESS:___________________________________

            ___________________________________

            ___________________________________